Exhibit 10.18

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)		▶ Rating DOS1	Page 1 Of 79
2. Contract (Proc. Inst. Ident) No. W52P1J-07-D-0007	3. Effective Date		4. Requisition/Purchase Request/Project No. SEE SCHEDULE
5. Issued By	Code	W52P1J	6. Administered By (If Other Than Item 5)	Code	S4402A
HQ ARMY SUSTAINMENT COMMAND AMSAS-ACF-L SHELLY ROBACKER (309)782-5237 ROCK ISLAND, IL 61299-6500 BLDGS 350 & 390 e-mail address: SHELLY.ROBACKER@US.ARMY.MIL			DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS, TX 75201-2843 SCD C PAS NONE ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)

 DYNCORP INTERNATIONAL LLC

 13500 HERITAGE PARKWAY

 FORT WORTH, TX 76177-5318

 TYPE BUSINESS:    Large Business Performing in U.S.

8. Delivery ☐ FOB Origin ☒ Other (See Below)
9. Discount For Prompt Payment
			10. Submit Invoices (4 Copies Unless Otherwise Specified) ▶ To The Address Shown In:	Item
Code 1SMB2	Facility Code			12

11. Ship To/Mark For	Code		12. Payment Will Be Made By	Code	HQ0339
SEE SCHEDULE			DFAS COLUMBUS CENTER DFAS-CO/WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2317
13. Authority For Using Other Than Full And Open Competition: ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )			14. Accounting And Appropriation Data
15A. Item No. 15B. Schedule Of Supplies/Services			15C. Quantity 15D. Unit 15E. Unit Price 15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Cost-Plus-Award-Fee Firm-Fixed-Price		KIND OF CONTRACT: Service Contracts Facilities Contracts
Contract Expiration Date: 2008JUN26			15G. Total Amount Of Contract è	$0.00

16. Table Of Contents
(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
Part I - The Schedule				Part II - Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	38
X	B	Supplies or Services and Prices/Costs	7	Part III - List Of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	13	X	J	List of Attachments	79
X	D	Packaging and Marking	20	Part IV - Representations And Instructions
X	E	Inspection and Acceptance	21		K	Representations, Certifications, and
X	F	Deliveries or Performance	22			Other Statements of Offerors
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	23		M	Evaluation Factors for Award
Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☒ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. Name And Title Of Signer (Type Or Print)			20A. Name Of Contracting Officer
VALIANT M. DUHART
VALIANT.DUHART@US.ARMY.MIL (309)782-8517
19B. Name of Contractor		19c. Date Signed	20B. United States Of America		20C. Date Signed

By			By
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	25-106	Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO: 1985 0 – 478-632	Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION A - SUPPLEMENTAL INFORMATION

Executive Summary

1. This Executive Summary is provided as a synopsis of important and relevant features of this Contract. If conflict exists between this summary and the provisions of the Contract, the provisions of the Contract govern.

2. The Government accepts and incorporates DynCorp International’s (DI) offer (SF33) dated 25 May 2007. While all the specific provisions of DI’s final proposal (Volumes 1-4) dated 25 May 2007 are not fully incorporated herein, this award is based upon the representations, resources and quality of performance proposed. Specific items incorporated by reference are listed in attachment 23 section A (inclusive of proprietary items).

a. Attachment 23 section B, is a listing that highlights the standard of excellence proposed and expected level of performance under this contract. Significant anticipated deviations should be brought to the attention of the procuring contracting officer (PCO). If in the opinion of the PCO, such changes in approach to performance would substantially impact the quality of performance from that represented in DI’s proposal, such changes shall not be undertaken without the prior approval of the PCO.

b. Due to the mission critical nature of many services to be provided under this contract, and the quality of the offeror’s proposed performance resulting in this award, it is the expectation of the parties that the contractor will strive to maintain (and improve) a high level of responsibility, management, and quality of performance throughout the life of this contract.

3. The period of performance of this basic contract shall begin on June 27, 2007 and end on June 26, 2008, unless the government exercises an option to continue this contract.

Please Note: The awardee will operate as an independent contractor and not as an agent of the U.S. Government or U.S. Army.

4. One of the outcomes of the multiple contractor approach is the decision to award a separate LOGCAP Support contract for worldwide and regional contingency planning and LOGCAP program support. This has been accomplished via a separate award. The LOGCAP IV Planning and Support Contractor has been awarded to Serco Inc.

The Support contractor will require access to proprietary information of the Performance contractors, and will be restricted from competing or participating in any manner in the LOGCAP IV Performance contracts IAW FAR 9.507 (to prevent any unfair competitive advantage). Refer to Organizational Conflict of Interest Clauses in sections A and H. All awardees will be required to permit this support contractor to have necessary access to their proprietary information, as outlined in the Performance Work Statement and to enter into an agreement with the support contractor permitting such necessary access, and establishing proper protections (see FAR 9.505-4(b)).

5. This contract may utilize: Indefinite Delivery, Indefinite Quantity (IDIQ), Firm Fixed Price, Fixed Price Incentive, Cost Plus Award Fee, Cost Plus Fixed Fee, Cost Plus Incentive Fee, Cost Plus No Fee, or Time and Materials Task Orders. This contract will be for a period of one (1) year with nine (9) one year evaluated options awarded at the government’s sole discretion, based on need and performance of contractors.

6. Each LOGCAP IV Performance contractor may be required to execute logistics support worldwide (CONUS or OCONUS), on multiple task orders, simultaneously, in support of several dozen to tens of thousands of troops per task order, in the following general areas: Combat Support and Combat Service Support (CS/CSS) to Combatant Commanders (COCOM) and Army Service Component Commanders (ASCC) during contingency operations. (See section C)

7. The minimum requirement for each of the Global LOGCAP IV contracts is for a core program office (See CLIN 0001). The first year minimum is $1,711,322.00. The maximum permitted on each LOGCAP IV performance contract is $5 billion per year.

8. The Army small business subcontract target goals to be achieved by the contractor are as follows:

Subcontracting for Small Business (SB) = 15% of total contract dollars.

Of that 15% the following subcategories are as follows:

a. Small Disadvantage Business (SDB) - 5% of total contract dollars.

b. Woman Owned Small Business (WOSB) - 5% of total contract dollars.

c. Historically Underutilized Business Zone (HUBZone) Small Business - 3% of total contract dollars.

d. Service Disabled Veteran Owned Small Business (SDVOSB) -1% of total contract dollars.

9. The following Clauses have been changed or added to this Award document:

a. 252.222-7006 COMBATING TRAFFICKING IN PERSONS was added.

b. 52.244-2 SUBCONTRACTS has been changed.

c. 52.244-4 Subcontractors and Outside Associates and Consultants (Architect-Engineer Services) has been

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

added.

d. 52.243-1 Changes Fixed Price Alt I has been added.

e. 52.229-10 State of New Mexico Gross Receipts and compensating Tax has been added.

f. 52.248-1 Value Engineering has been added.

g. 52.216-9 Fixed Fee - Construction has been added.

h. 52.215-19 Notification of Ownership Changes has been added.

i. 252.227-7013 Rights in Technical Data has been added.

j. 52.225-5 Trade Agreements has been added

k. 52.222-48 Exemption from Application of Service Contract Act Provisions - Contractor Certification has been added.

l. 52.236-1 Performance of Work by the Contractor has been added.

m. 52.215-17 Waiver of Facilities Capital Cost of Money was added.

*** END OF NARRATIVE A0001 ***

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date

A-1	52.204-7000 LOCAL	ONLINE REPRESENTATIONS AND CERTIFICATIONS APPLICATION (ORCA)	JUN/2005

Notice to All Contractors: In a final rule contained in the Federal Acquisition Circular 01- 26 (Item I, FAR Case 2002-24) published in the Federal Register on December 20, 2004, the Federal Acquisition Regulation was amended to require offerors to submit representations and certifications electronically via the Business Partner Network. Offerors shall complete an Online Representations and Certifications Application (ORCA) as soon as possible. This solicitation requires online certifications and representations. Failure to complete the ORCA registration may make the offeror ineligible for award. The ORCA can be found at http://orca.bpn.gov.

*********************************

PLEASE PROVIDE:

CAGE CODE:

DUNS NUMBER

***********************************

(End of narrative)

(AS7002)

A-2	52.252-4500	FULL TEXT CLAUSES	APR/2006
LOCAL

(a) This contract incorporates one or more clauses and provisions by reference, with the same force and effect as if they were set forth in full text. Upon request the Contracting Officer will make their full text available.

(b) The entire body of full text regulatory clauses and provisions are no longer included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. Where text has been removed three asterisks are put in its place (***).

(c) You can view or obtain a copy of all clauses and provisions on the Internet at: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

(d) All full text clauses have a 6 or 7 as the third digit of the clause number (i.e., AS7000).

(End of narrative)

(AS7001)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

In accordance with the definition of “contract” in FAR 2.101, when discussing the obligations of the contractor in a task order, the term “contract” shall mean each task order, unless otherwise provided.

A-3 Organizational Conflict of Interest:

1. The Government has awarded a contract to Serco Inc. for support services under W52P1J-07-D-0010. In order to avoid an organizational conflict of interest (OCI) that would result from allowing a LOGCAP IV Performance contractor to also be the support contractor, contractors were prohibited from receiving an award under Solicitation W52P1J-06-R-0072 and from otherwise performing under the support contract pursuant to Clause H-15. The Government reserves the right to reject any offer it considers to represent an OCI. Your attention is directed to FAR 9.5 for further information on OCIs and Clause H-15 for detailed OCI contract restrictions/requirements.

2. Submission of an offer and acceptance of a contract under this solicitation constitute authority for Government officials to release necessary proprietary information to the Support contractor awarded under contract W52P1J-07-D-0010. The contractor shall immediately upon award of this contract, negotiate and execute an agreement with the Support contractor to permit access to necessary proprietary information, to protect against improper release of such information by the Support contractor in accordance with FAR 9.505-4, and to establish working relationships, cooperation, and joint participation in meeting LOGCAP program Support and CS/CSS Performance contractor needs. The agreements shall address, at a minimum, the following:

(1) Identify the parties and their relationship;

(2) Identify the program involved and the relevant Government contracts of the parties;

(3) Describe contractor interfaces by general subject matter;

(4) Specify categories of information to be exchanged or support to be provided;

(5) Give expiration date (or event) of the agreement

(6) State that if there is a conflict between the relevant Government contract(s) and the agreement, the contract(s) governs; and

(7) Have an agreement to protect proprietary data, including restrictions on employees. A copy of this agreement shall be made available to the Contracting Officer. This agreement should be concluded as quickly as possible after the contract awards. Failure to have this agreement in place may limit the work that may be awarded under this contract until such agreement is signed.

A-4 FACILITY CLEARANCE:

Contractor must be able to demonstrate the existence of a current U.S. facility clearance to the SECRET level IAW DoDD 5220.22, National Industrial Security Program Operating Manual. This SECRET level clearance may also apply to affiliates, team members, and subcontractors if they have access to classified information. Contractor shall submit the required Facility Clearances for all entities who will be handling classified information (to include, but not limited to: subcontractors, teaming, and any joint ventures)(see Section C). The documentation identifying the Contractor’s Facility Clearance(s) shall be kept current for this contract unless determined unnecessary by the PCO. The lack of the proper Facility Clearance(s) will remove the Contractor from further consideration of a task order/contract award.

A-5 Task Order Competition:

1. Task Orders (TOs). Multiple TOs are anticipated to be issued during the performance period of this contract. Task order competitions may include an option provision. In accordance with the Federal Acquisition Streamlining Act (FASA) and FAR 16.505(b), the Contracting Officer (KO) will give each awardee a fair opportunity to be considered for each order unless one of the conditions in FAR 16.505(b)(2) apply. Procedures and selection factors which may be considered for each TO which provide fair opportunity are identified below.

2. Fair Opportunity for Consideration on Each Requirement. The Government intends to provide all awardees a fair opportunity for consideration in competition and award of requirements unless one of the exceptions in FAR 16.505(b)(2) apply. This fair opportunity will be provided through a Request for Proposal. Each Request for Proposal will identify the requirement and salient evaluation factors pertaining to that requirement. These factors are summarized below and will be detailed in the actual Requests for Proposals. As work proceeds under this contract, past performance report records submitted with the original proposal may be supplanted by current performance reports generated on Task Orders performed under this contract.

The Governments examination of existing information will be conducted in light of the functional/technical/past performance areas of the requirement and used to determine which awardees will be requested to submit a proposal for the requirement when an exception to Fair Opportunity exists.

The exceptions to Fair Opportunity are:

1) The agency need for the supplies or services is so urgent that providing a fair opportunity would result in unacceptable

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

delays;

2) Only one awardee is capable of providing the supplies or services required at the level of quality required because the supplies or services ordered are unique or highly specialized;

3) The order must be issued on a sole-source basis in the interest of economy and efficiency as a logical follow-on to an order already issued under the contract, provided that all awardees were given a fair opportunity to be considered for the original order.

4) It is necessary to place an order to satisfy a minimum guarantee.

IDIQ awardees may request review by the HQ ASC Task and Delivery Order Ombudsman. Complaints from the contractor will be reviewed to ensure that all are afforded a fair opportunity to be considered. The HQ AFSC Task and Delivery Order Ombudsman is Mr. Gregory Kwinski. Mr. Kwinskis contact information is:

Mr. Gregory Kwinski

AMSAS-GC

Rock Island, IL 61299-6500

(309) 782-3584

Email: Greg.kwinski@us.army.mil

3. Solicitation of Written Proposal The Contracting Officer will issue a Request for Proposal which will specify the details of the requirement, anticipated contract type, proposal requirement, proposal due date, evaluation factors and award selection criteria. Based on previous data submissions pursuant to the initial IDIQ contract awards, these will be proposals with due dates generally between 7 and 15 calendar days. More or less time may be necessary based on requirements and other circumstances, to include urgency. Proposal requirements will be stated in the requests and may include such things as:

Technical and Management Approach

Proposed Key Personnel

Numbers and hours of personnel by labor categories (to include any employee R&R, benefits, etc.)

All Costs (to include, but not limited to: Labor, subcontract, interdivisional, material, other direct costs, labor overhead, material overhead, G&A, Fixed fee or proposed base and award fee.)

Risks

Proposed Government Furnished Property/Government Furnished Equipment/Government Furnished Information

Security Approach (including clearance level for all key personnel, screening processes, etc.)

**Teaming Arrangement Approach (to include but not limited to subcontracting approach, partnering, associate agreements, etc.)

Integration of Requirements (to include but not limited to: maintaining a base, competition, and establishing PWS workload requirements that creates an environment for gaining cost effectiveness and efficiencies).

Transition from current contractor (if applicable)

Technical Execution Plan

Contractor is not authorized to commence task order performance prior to issuance of a signed TO provided by the PCO to begin work. No unfunded and/or optional tasks are allowed.

**To preclude any perception of improper competitive advantage, the Execution contractor and Support contractor cannot have any relationship that would create a conflict of interest. Each task order will require the contractor to have employee agreements that specify limitations on the kind of information employees can make available to their new employer and adequate company policies to protect sensitive or proprietary information.

Contractor shall provide written notification to the Contracting Officer, Administrative Contracting Officer and Contracting Officers Representative prior to adding any new labor category, rate, or fringe benefit. Contractor shall receive Contracting Officer approval prior to enacting the new labor category, rate or fringe benefit.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

4. Evaluation and Award of TOs. Proposals will be evaluated pursuant to the criteria set forth in the Request for Proposals. The balance of this paragraph is a description of the intent of the Government in the solicitation, evaluation and award of TOs. It is anticipated that all competitively solicited requirements will be awarded as best value type awards. Award will be made to the Contractor providing the proposal with the best overall combination of technical skills, management abilities, cost, and past performance record. The Government may pay a premium on task orders for various reasons, including maintaining the benefits of a viable, competitive pool of LOGCAP IV contractors. This decision will be made on an individual task order basis.

5. The contractor will be required to submit a proposal for every Task Order RFQ/RFP the Government sends them. The requirement to submit a proposal for all task orders when requested is deemed a material term of the contract and failure to submit a proposal may subject the contract to termination for default.

*** END OF NARRATIVE A0003 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 All contract requirements will be awarded by Individual Task Order.

B.2. Please note the CLIN numbering system is as follows: Base year begins with zeros, i.e., 0001 through 0010.

Option years begin with 1 and are consecutive for each option year i.e., 1001, 2001, and 3001.

B.3. In task orders where initially fluctuating requirements stabilize, the Government reserves the right to convert contract types.

B.4 CLIN 0001 will be the minimum requirement for each year, all other CLINs will be awarded as requirements arise.

The Maximum amount of each contract will be $5 Billion per year.

B.5. The Cost/Prices submitted in any proposals may be used as a benchmark for cost/price comparison on subsequent task order competitions for similar requirements.

Base Year

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

0001	Program Office	$1,711,322.00

PWS paragraph 2.1

0002	Planning Input	When Directed
PWS paragraph 2.2

0003	Exercise Participation	To Be Determined
PWS paragraph 2.3

0004	Event Performance	Submitted in Proposal Form
PWS Paragraph 2.4

0005	Travel	$ NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 1

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

1001	Program Office	$1,397,089.00

PWS paragraph 2.1

1002	Planning Input	When Directed
PWS paragraph 2.2

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

1003	Exercise Participation		To Be Determined
PWS paragraph 2.3

1004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

1005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 2

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

2001	Program Office		$1,439,013.00

PWS paragraph 2.1

2002	Planning Input		When Directed
PWS paragraph 2.2

2003	Exercise Participation		To Be Determined
PWS paragraph 2.3

2004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

2005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 3

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

3001	Program Office		$1,481,949.00

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

PWS paragraph 2.1

3002	Planning Input		When Directed
PWS paragraph 2.2

3003	Exercise Participation		To Be Determined
PWS paragraph 2.3

3004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

3005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 4

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

4001	Program Office		$1,528,635.00
PWS paragraph 2.1

4002	Planning Input		When Directed
PWS paragraph 2.2

4003	Exercise Participation		To Be Determined
PWS paragraph 2.3

4004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

4005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 5

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

5001	Program Office		$1,559,954.00

PWS paragraph 2.1

5002	Planning Input		When Directed
PWS paragraph 2.2

5003	Exercise Participation		To Be Determined
PWS paragraph 2.3

5004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

5005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 6

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

6001	Program Office		$1,592,536.00

PWS paragraph 2.1

6002	Planning Input		When Directed
PWS paragraph 2.2

6003	Exercise Participation		To Be Determined
PWS paragraph 2.3

6004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

6005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 11 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

OPTION YEAR 7

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

7001	Program Office	$1,616,037.00

PWS paragraph 2.1

7002	Planning Input	When Directed
PWS paragraph 2.2

7003	Exercise Participation	To Be Determined
PWS paragraph 2.3

7004	Event Performance	Submitted in Proposal Form
PWS Paragraph 2.4

7005	Travel	$ NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 8

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

8001	Program Office	$1,641,700.00

PWS paragraph 2.1

8002	Planning Input	When Directed
PWS paragraph 2.2

8003	Exercise Participation	To Be Determined
PWS paragraph 2.3

8004	Event Performance	Submitted in Proposal Form
PWS Paragraph 2.4

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 12 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

8005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

OPTION YEAR 9

CLIN	ITEM DESCRIPTION	TOTAL AMOUNT

9001	Program Office		$1,671,337.00

PWS paragraph 2.1

9002	Planning Input		When Directed
PWS paragraph 2.2

9003	Exercise Participation		To Be Determined
PWS paragraph 2.3

9004	Event Performance		Submitted in Proposal Form
PWS Paragraph 2.4

9005	Travel	$	NSP
As Needed
PWS Paragraph 3.2

*** END OF NARRATIVE B0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 13 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date

C-1	52.225-4502 LOCAL	STATEMENT OF WORK-ENGLISH LANGUAGE DOCUMENTATION	FEB/1992

All contractor prepared material to be furnished under this contract shall be written in the English language.

(End of statement of work)

(CS7103)

LOGISTICS CIVIL AUGMENTATION PROGRAM (LOGCAP) IV

PERFORMANCE CONTRACT

PERFORMANCE WORK STATEMENT

1.0	Introduction
1.1	Scope
1.2	Program Description
1.3	Services To Be Provided
1.4	Executive Agency
1.5	Contract Administration
1.6	Period of Performance

2.0	Performance Contractor Tasks and Staffing Requirements
2.1	Program Management Office
2.2	Planning Tasks
2.3	Exercise Support
2.4	Event Tasks

3.0	Performing Contractor Program Management
3.1	Security Clearance
3.2	Travel
3.3	English Language Requirement
3.4	Quality Assurance/Control
3.5	Access to Procedures, Records, Data, and Facilities
3.6	Environmental
3.7	Operational Security
3.8	Personal Readiness Training
3.9	Identification
3.10	Earned Value Management System
3.11	Transition
3.12	Safety

4.0	Reports

1.0 Introduction. This Performance Work Statement (PWS) describes the technical, functional and performance characteristics of the work to be performed by the LOGCAP IV Performing Contractor. It identifies essential functions and provides standards that shall be evaluated in terms of quality and/or timeliness of output. It is possible that continuous need for any or all of the services described herein may not exist. The Government gives no assurance of a continuous need for these services or future requirements.

1.1 Scope. The purpose of this contract is to maximize resources and expertise of Performing Contractors to provide multi-functional logistics support on a global basis. The contractor may also deploy within the Continental United States (CONUS) in support of CONUS mobilization activities of deploying units or world-wide in support of Events. Requirements shall focus on contingency skills and capabilities necessary to support Army or Department of Defense component; and to support U.S. Federal Government Inter-Agency requirements, and non-governmental and coalition forces requirements when such support is a mission or obligation of DOD and use of LOGCAP has been approved by Department of the Army. This scope does not intend to limit LOGCAP responses to only military operations.

1.2 LOGCAP Program Description. The principal objective of LOGCAP is to provide Combat Support and Combat Service Support (CS/CSS) to Combatant Commanders (COCOM) and Army Service Component Commanders (ASCC) during contingency operations. Support

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 14 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

shall be provided throughout the full range of military operations and other operations as designated by Department of the Army. LOGCAP services shall be authorized by the Department of the Army for use in supporting other military services, coalition and/or multinational forces, and other governmental/non-governmental agencies.

1.3 Services To Be Provided. The Performing Contractor shall provide CS/CSS services identified in PWS requirements during Events and planning input to the Government and Support Contractor for inclusion in the World Wide Management and Staffing Plan (WMSP) and COCOM/ASCC plans, and participate in Exercises as directed by the PCO. The requirements to be executed under this LOGCAP contract are often mission-critical services for the United States military. It is therefore of the utmost importance that performance be both effective and efficient. Poor execution, management, or cost control can negatively impact the U.S. militarys ability to execute its national defense objectives. Such critical performance by the contractor necessarily requires a significant confidence, faith, and trust that the contractor will protect the interests of the U.S. military in the performance of this contract, as well as protecting its own interests. The contractors responsibilities under this contract should be viewed in this vein.

1.4 Executive Agency. LOGCAP is an Army G4 Program. The U.S. Army Materiel Command (AMC) is the executive agent for LOGCAP Program Management. The principal staff agency for day-to-day management and operation of this program is the Army Sustainment Command (ASC). AMC is responsible for all facets of the program, from identification and inclusion of contract requirements through execution, and the execution of an approved LOGCAP Plan in a designated theater of operations.

1.5 Contract Administration. ASC Rock Island IL, is the contracting agency for the AMC LOGCAP Contract. As the Contracting Activity for this contract, they have the authority, through a duly appointed Procuring Contracting Officer (PCO), to enter into, administer, and/or terminate this contract and make related determinations and findings. Responsibilities after award are in accordance with those defined in the contract, delegation letters, and those applicable portions of the Federal Acquisition Regulation (FAR) and its supplements. When authority is delegated to DCMA by the PCO, DCMA will perform contract administration functions based on individual Task Order delegation.

1.6 Period of Performance. The basic contract shall become effective on the date of award. All work to be performed shall be awarded by individual task orders in accordance with established ordering procedures. Each individual task order shall specify the period of performance to accomplish the Performance Work Statement (PWS) set forth in the task order.

2.0 Contractor Tasks and Staffing Requirements.

2.1 Program Management Office

2.1.1 Program Management (PM) Staffing. The contractor shall staff a program management office at the contractors principal work site with personnel able to provide program management and oversight, multi-functional logistics and engineering subject matter expertise, contracts administration, database entry and office administration. Each performance contractor’s PM office will maintain a directory/list of current LOGCAP contractor personnel, location, funding task order number, and geographical coverage. Each Performance contractor PM office will also maintain a vendor data base. The Program Management office must have 1 full time Program Manager and a designated back up POC. Program management office staffing will consist in total of five full time equivalents.

2.1.2 Vendor Data Base. The contractor will develop and maintain the LOGCAP Vendor Data Base, using the most current version of commercial off-the-shelf software, in a format accessible by, acceptable to and approved by the PCO. The contractor will provide CS/CSS augmentation resource information that identifies sources, available assets, availability, and acquisition information relative to identified requirements contained in the Worldwide Management and Staffing Plan. This information is property of the U.S. Government.

The Contractor will update the data base beyond the data provided by the government and will incorporate additional resources (potential suppliers) as the Contractor develops their plan(s).

The data will be used by the contractor to prepare and implement upon an Event, along with associated management plan(s) for providing essential equipment services, utilities, materials, and facilitates in each identified contingency criteria. Submittal(s) will be a complete resource listing for each country/region. Subsequent submittals will only be for revised or changed data in the format of the original submittal.

The LOGCAP Database will contain clear identification, by country, of Government, Private, Commercial, and Industrial sources and resources. The database will employ a format compatible with the previous resource database and will be optimized to conserve space. Contractor must remain alert to the security classification of the information contained in the database and provide protection of the data and restrict access to the database commensurate to the highest level of classification contained in the database.

2.2 Planning Tasks.

2.2.1 World-wide Management and Staffing Plan (WMSP) Input. On an annual basis, the Performance Contractor may be required

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 15 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

to provide business processes, cost estimates, or other information to support the WMSP scenario, as directed by the PCO by individual task order. When directed, the Performance Contractor will review the updated scenario and forward updated base plan input, and updated WMSP, Annex A, F, H, I, N, R, U, V, and W. Additional input may be required as appropriate. The intent of the Performance contractors input into the WMSP is to have the performing contractor plan and state in detail how they would execute the plan requirements. Planning factors, scenario and CS/CSS requirements shall be provided by the PCO. Performing Contractor input will be consolidated into the updated WMSP maintained by the LOGCAP IV Support Contractor. Reports shall be specified in the Contract Data Requirements List (CDRL) at task order award. The following are reports that may be required of the Performance contractor when providing WMSP updates: Project Schedules, Trip Reports, Cost Status Report, and Spending Plan.

2.2.2 COCOM/ASCC Plan Input. The performance contractor may be required to provide COCOM/ASCC plan input as directed by the PCO by individual task order. The Performance contractor may be required to visit the applicable AMC Army Field Support Brigades (AFSB) and COCOM/ASCC to perform data and information research on identified requirements. Planning requirements will be funded through individual task orders. Reports shall be specified in the Contract Data Requirements List (CDRL) at task order award. The following are examples of reports that may be required of the Performance contractor when providing updates: Project Schedules, Trip Reports, Cost Status Report, and Spending Plan.

2.3 Exercise Support. Upon PCO direction, the Performance Contractor may participate in Command Post Exercises (CPX), Field Training Exercises (FTX), and other Exercises to verify the completeness, accuracy, and realism of the existing Worldwide Management and Staffing Plan and COCOM/ASCC Support Plans. The length and complexity of these Exercises shall vary. The Exercises shall test the Contractors logistics requirements determination ability, mobilization and deployment capability, subcontractor employment, support capabilities, materials availability, equipment, labor and the overall validity and workability of their LOGCAP plan. The Contractor may be required to provide all personnel, equipment and facilities necessary to participate in the Exercises (as directed by the government). The Contractor may assist in the development of Master Scenario Events List (MSEL) items to Exercise LOGCAP planning and execution, Event PWS development, Time-Phased Force Deployment Data (TPFDD) movement, command and control, and contractor management. The Contractor may be required to use planning document data to respond to the Exercise scenario as necessary, and may be required to present specific information relative to providing engineering/construction and logistical support to the scenario. Reports shall be specified in the Contract Data Requirements List (CDRL) at task order award. The following are reports that may be required of the Performance contractor during Events: Operations Security Plan, Project Schedules, Trip Reports, Daily Event Situation Report, Exercise Report, Event Lessons Learned Report, Event After Action Report, Cost Status Report, Advance Travel Report, Accident Report, Quality Control Plan, Safety and Health Plan, Spending Plan, and Material Condition Status Report. Exercise support will be funded by individual task order as directed by the PCO.

2.4 Event Tasks.

2.4.1 Performance Contractor Event TASKS Concept. The PCO alerts the Contractor of a requirement. Performance Contractors submit TEP and cost proposals to the PCO for evaluation. When directed by the PCO, the Support Contractor provides Performance Contractor task execution plans and cost proposal analysis to the PCO for consideration. The PCO awards task orders competitively when time permits, or non-competitively when time or other factors do not permit. Reports shall be specified in the Contract Data Requirements List (CDRL) at task order award. The following are reports that may be required of the Performance contractor during Events: Operations Security Plan, Project Schedules, Trip Reports, Daily Event Situation Report, Exercise Report, Event Lessons Learned Report, Event After Action Report, Cost Status Report, Advance Travel Report, Accident Report, Quality Control Plan, Safety and Health Plan, Spending Plan, and Material Condition Status Report.

2.4.2 Services To Be Provided. The contractor shall be required to execute service support in all types of environments providing combat support and combat service support services. Included in the combat service support task is supply operation service. Notwithstanding the intent to have the contractor perform supply operations, it is not intended that the Government will order supplies for delivery to the Government under this contract. While the contractor is expected to obtain any supplies necessary to meet their obligations and perform operations and services identified in PWS requirements, Government supply requirements are not a part of this scope of work.

Combat Support Services. Includes but is not limited to base camp services of food service, billeting, clothing exchange and bath (CEB) with laundry and minor sewing, latrines, waste management including hazardous waste, facilities and construction management, morale, welfare and recreation (MWR), information management, fire protection, fire fighting, Signal (Telephone Cable Repair, Cable, Wire, and Antenna Installation, and Access to Communication Networks); sanitation; information management; power generation and distribution; retrograde (equipment and materiel); and security and badging operations.

Combat Service Support Services. Includes but is not limited to: Supply Operations - Requisition, Receipt, Storage, Issue, Accountability, and Materiel Management, specifically Class I (Rations and bulk/bottled Water, Class II (Organizational Clothing and Equipment and Administrative Supplies), Class III (Petroleum, Oil and Lubricants - both Bulk and Package), Class IV (Construction Materials), Class V (Ammunition - to include Ammunition Supply Point Operations), Class VI (Personal Demand Items), Class VII (Major Items), Class VIII (Medical Supplies), and Class IX (Repair Parts- ground and aviation); Maintenance Operations - Maintenance of Table of Distribution and Allowances (TDA) Equipment and Table of Organization and Equipment

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 16 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(TO&E) Tactical and Combat Vehicles, Equipment, and/or components thereof - Unit through General Support (GS) Level and Maintenance of Non-Tactical vehicles and equipment; Transportation (Movement Control, Cargo Transfer, Motor Pool, Port/Ocean Terminal Operations, Line/Local Haul, Arrival/Departure Air Control Group (A/DACG)), to include all aspects of aviation; Fuel testing; Mortuary Affairs, Medical Services (Supply, Maintenance, Transportation, Administration, and Vector Control Services); Postal Operations, and Administration such as Personnel Support and Banking Support; Test, Maintenance and Diagnostic Equipment (TMDE) services support.

Engineering and Construction.

The performance contractor shall provide a full range of engineering and construction services, as defined in individual task orders. These services may include planning, engineering, and design in conjunction with construction, repair, restoration, renovation, operations and maintenance, real property transactions if identified, and construction services. The performing contractor shall provide all resources, labor, material, equipment, and management necessary to complete engineering and construction task orders issued under this contract. Each task order for engineering and construction services will be issued by the PCO as an individual task order with a defined PWS and completion date and will contain any specific terms and conditions related to the performance of the identified work.

The performance contractor shall apply sound commercial business practices for the management of engineering and construction task orders and shall comply with sound engineering, design, and construction practices in performing the work. Internationally accepted design and construction codes and standards shall apply to all engineering and construction task orders issued under this contract unless otherwise specifically indicated in individual task order scopes of work. The performance contractor shall execute work in a safe and environmentally sensitive manner. Where design-build services are required, the performing contractor shall employ the services of architect-engineering professionals established in coordination with multi-discipline architectural/engineering design efforts. The performing contractor’s architect/engineering team shall be responsible for the coordination of all required disciplines in the performance of task orders for design-build work.

CONSTRUCTION FUNDING The LOGCAP contract is subject to federal fiscal funding regulations. Construction required to provide services under the contract and charged to the government, needs to be identified. The contractor shall identify all construction projects to be charged to the government that may require MILCON funding. The contractor shall obtain PCO/ACO approval prior to commitment of an expenditure for any construction that requires MILCON funding.

The performance contractor shall be prepared to perform expedient facility repair task orders. This type of work may include survey and evaluation of existing conditions for the preparation of damage survey reports. These types of repairs shall generally be limited in scope to those portions of damaged facilities necessary to render them functional (usable), safe, and/or secure. The reconnection and rehabilitation of utilities’ services, such as water, sewer, electrical, and communications systems may be required. The repaired facilities must be made safe and usable for their intended purposes. Expedient repairs may involve such tasks as the clearing of debris or damaged materials from inside buildings. The furnishing and connection of portable electrical generators to various types of facilities may be required. Cleaning and repairing of streets and driveways, building frontages, etc, may also be involved.

The performance contractor shall be prepared to perform task orders to provide facilities in support of U.S. Military forces and/or the military forces of friendly foreign governments. Facilities shall be constructed to applicable Unified Command standards, or as more specifically defined in each task order. Types of facilities shall include but not be limited to Aircraft Parking Areas, Air Point of Debarkation (APOD) facilities, Ammunition Supply Points (ASP), Transient Personnel Bed Down Camps, Temporary Unit Base Camps, General Force Protection Upgrades, Logistic Support Areas, Main Supply Routes (MSR) construction/repair, Petroleum, Oil, and Lubricant (POL) Storage and Tank Farms, PATRIOT Battery Sites, Sea Port of Debarkation (SPOD) facilities, etc.

2.4.3 Authority. Participation in these Events will be executed by individual task order.

2.4.4 Contractor Deployment. Following Task Order Award, and on direction by the PCO, the performance contractor shall be prepared to deploy an advance team anywhere in the world to support an Event. The awarded task order shall fund deployment of the advance party. The performance contractor advance party shall depart for the Event area within 72 hours after award of task order. The composition of the Contractor’s advance team will be based upon a plan for an Event and any special requirements of the country or region. The performance contractor shall also be prepared to orally brief their TEP and awarded Task Order to the supported COCOM/ASCC as directed. Previously developed plans will be used to support the Event as appropriate.

2.4.5 Other Procurement Army (OPA) Equipment Purchases. The LOGCAP contract is subject to federal fiscal funding regulations. All equipment purchases, including those that are centrally managed, required to provide services under the contract and charged to the government, need to be identified. The contractor shall identify equipment to be charged that may require OPA funding. The contractor shall obtain PCO/ACO approval prior to commitment of an expenditure for any equipment that requires OPA funding.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 17 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

3.0 Performance Contractor Program Management

3.1 Security Clearances: The contractor have a current U.S Facility Clearance to the SECRET level In Accordance With (IAW) Department of Defense Directive (DoDD) 5220.22, NISPOM. This SECRET level clearance also applies to affiliates, team members, and subcontractors if they have access to classified information. Individuals who require access to classified information or material must have an individual security clearance at the SECRET level. This clearance shall include both access to secure documents involving the SECRET classification, and storage capabilities to the same level. The contractor shall pay close attention to operational security issues (even for unclassified information if it is of value to the threat) and ensure proper marking and handling of any information that might be detrimental if publicly released. Reference the following documents: a. AR 25-55, Freedom of Information Act (FOIA), b. AR 380-5, Department of the Army Information Security Program, c. Security Classification Guidance, Operation ENDURING FREEDOM and Operation NOBLE EAGLE, March 28, 2002, d. Executive Order 13292, Sec. 1.7., e. DoDI 5230.29.

3.2 Non-Event Administrative Travel. Upon direction by the PCO, the contractor shall travel to locations within or outside a COCOM/ASCC designated Area of Responsibility (AOR). Types of Non-Event administrative travel include such items as briefings, conferences, meetings, etc. Travel necessary for the performance of this contract shall be reimbursed IAW the contract, FAR 31.205-46 and the Joint Travel Regulations (JTR). Unscheduled travel shall require prior Government coordination and approval in writing by the Contracting Officer or his authorized representative.

3.3 English Language Requirement. In order to ensure all safety, health, and security measures are met, all Contractor employees shall either be literate in English or there shall be a translator available at all times able to read, write, speak, and understand the language. The contractor shall ensure communications are provided as necessary to understand instructions concerning equipment when performing duties requires employees to operate, maintain, repair, or in some way interact with the equipment or the customer.

3.4 Quality Control. The Contractor shall be responsible for the quality, technical, logistical and financial accuracy, and the coordination of all aspects of performance. To ensure the requirements of the contract are met and as identified in each task order, the Contractor shall establish and maintain a written Quality Control Plan (QCP) to be available for the Government to review within 60 days of contract award.

3.5 Access to Procedures, Records, Data, and Facilities. The Contractor shall at all times allow the PCO or his duly authorized representatives access and freedom to examine all facilities, records and data, including any of the Contractors books, documents, papers, or other records related to this contract. It is the intent that, throughout this contract, the Government has a fair and complete understanding of the contractors capability to provide support. As such, the contractor must cooperate with authorized Government and Support contractor personnel in obtaining the necessary information to properly assess the contractors capability. If the performance is executed by subcontract, the contractor shall ensure proper government visibility and access is available to meet the intent of this paragraph.

3.6 Environmental. Contractor personnel working on this contract are required to adhere to Annex L of the COCOM Operation order which may include all or portions of DODI 4715.5, as well as other DOD environmental guidance such as DODI 4715.4, DODI 4715.8, EO 12088, or DODD 4715.1E. In the absence of any negotiated standards or guidance, the contractor shall adhere to all applicable Host Country laws and regulations. In the further absence of Host Country law or regulation, the contractor shall follow United States Army Environmental Protection and Enhancement regulations as made applicable to the contract by the Contracting Officer. The contractor shall indemnify and hold the US Army harmless for any fines and penalties that are received or issued as a result of contractors failure to comply with environmental laws, regulations or orders unless such fines or penalties are incurred as a result of specific instructions by the PCO, after the contractor has informed the PCO of the potential violation. The Government shall have the right to offset any such monies due. Note that the contractor is responsible for compliance by all invitees, guests, assigns, subcontractors, and their employees.

3.7 Operational Security (OPSEC). Operations security (OPSEC) denies adversaries information about friendly intentions and capabilities, which they need to make competent decisions. Without prior knowledge of friendly actions, adversary leaders cannot act effectively to prevent friendly mission accomplishment. The contractor, as an adjunct of the Force, must therefore identify and protect information an adversary could use to defeat U.S. forces, if that adversary possessed it in a timely manner. The contractor shall identify and train an individual on their staff to serve as their OPSEC officer, and shall work with the ACO and supported COCOM operations officer to ensure proper identification and protection of OPSEC information. When required, Task Order specific OPSEC planning will be in accordance with AR 530-1, OPSEC.

3.7.1 Marking Proprietary Information

All records, files, reports, and data deemed proprietary by the Contractor shall be clearly marked in accordance with applicable laws, regulations, and clauses in this contract. The Contractor is required to identify specific portions of the records, files, reports and data that it considers to be proprietary, by circling, underscoring, highlight, or other appropriate identifier, as required by, or in addition to, applicable laws, regulations, or clauses in this contract. The Government may challenge, in accordance with applicable regulatory procedures, any marking which it deems fails to conform to

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 18 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

these requirements.

3.7.2 Electronic Reports

Electronic reports, which include data and data summaries, shall be submitted in Microsoft Excel or Microsoft Access. Electronic reports which are primarily composed of text shall be submitted in Microsoft Word unless the documents were not originally created in a spreadsheet, database or word processing format.

Data not properly marked IAW with these paragraphs will be considered non-compliant to contract requirements and may be rejected under the inspection and acceptance clauses of the contract. Data delivered for any purpose is presumed to be properly marked, and as such, rejection of improperly marked data may occur at any time upon discovery by the Contracting Officer that such data has been mislabeled or improperly marked.

3.8 Personnel Recovery Training. The Contractor shall comply with current DOD, DA, and HQ AMC PR training guidance found in DOD 2310.2 Personnel Recovery, DA Policy AR 350.1, and HQ AMC Policy, 31 March 2005, Personnel Recovery Training. This is mandatory pre-deployment theater entrance training and certification for all at-risk personnel performing authorized DoD missions. The LOGCAP Contractor will certify compliance with all Personnel Recovery requirements for all U.S. National contractor personnel deployed or deploying to all overseas COCOM. Third Country Nationals (TCN) are not part of this mandatory training.

3.9 Identification. All contractor personnel attending meetings, answering Government telephones, corresponding by email and working in other situations where their contractor status is not obvious to third parties are required to identify themselves as such to avoid creating an impression that contracted personnel are Government employees, or official representatives of a Governmental organization. Such confusion can lead to improper and criminal release of information, and can jeopardize the contractors future ability to compete on other work. The contractor shall ensure that all employees wear badges (whether issued by the Government or a separate badge provided by the company) that clearly put others on notice that they are contracted employees. This shall be evident from a minimum distance of 10 feet (whether by color, large letters or other means). The contractor must also ensure that all documents or reports produced by contractors are suitably marked as contractor products or that contractor participation is appropriately disclosed.

3.10 Earned Value Management System (EVMS). Contractors will comply with EVMS in accordance with the FAR or as detailed in individual Task Orders.

3.11 Transition. It is the intent of both the phase-in and phase-out provisions to allow seamless transition between contracts and allow for the cooperative transfer of task execution between contractors as needed.

3.11.1 Phase-In. The phase-in period will permit a new contractor to solidify the placement of all key personnel, establish their LOGCAP database as well as general familiarization procedures that will enable full performance on any and all aspects of the PWS. The contractor may observe Government personnel in performance of tasks covered by its contract as practicable. The Contractor shall ensure during phase-in activities that: contractor employees shall not interfere with any mission or task activities. All visits shall be coordinated in advance, to include arrangements for contractor personnel to be accompanied by a Government employee previously designated for that purpose. The designated Government representative shall coordinate discussions between Government and contractor employees while they are on duty.

3.11.2 Phase-Out. The Government reserves the right not to exercise any option period beyond the base year of the contract. In the event that an option period is not exercised for continued performance by the contractor, a 30 calendar day period shall be allowed for phase-out actions. The incumbent LOGCAP contractor shall permit any successor LOGCAP contract to observe and become familiar with operations under the Contract as appropriate. The incumbent contractor shall not defer needed work for the purpose of transferring responsibility to the successor contractor. The incumbent contractor shall fully cooperate with the successor and the Government so as not to interfere with the execution of task requirements under this contract.

3.11.3 Stipulations. The phase-in and phase-out stipulations contained herein are considered part and parcel of the contract period. There shall be no separately stated costs or payments by the Government for costs that may be incurred by the contractor as a direct or indirect result of this phase-in and phase-out stipulation. All such costs shall be included in the basic contract price.

3.12 Safety.

The Contractor shall establish a Safety and Health Program which provides safety and health protection as required by applicable provisions of local, State, and Federal ordinances, laws and construction codes including DA Pam 385-64, “Ammunition and Explosives Safety Standards”, and 29 CFR 1910.119, Process safety management of highly hazardous chemicals,

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 19 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

for all explosive, propellant, and pyrotechnic operations. Before starting work, the Contractor shall give each new employee a safety orientation concerning the hazards and precautions of the job assigned. A continuous training program shall be instituted by the Contractor to make employees aware of existing hazards and all new hazards.

The Contractor will develop a written Safety Plan. The plan must describe top-level management leadership in the safety and health management system. Management must clearly describe its commitment. The plan must describe methods used to recognize, identify, and analyze hazards, describe methods used to inform employees of hazards found and control measures taken, describe and give examples of how Contractor controls hazards (including preventative maintenance, occupational health care program, emergency preparedness, change management, and hazard elimination), describe the formal and informal safety and health training program for managers, supervisors, and employees, include training protocols and schedules of training, and describe how the contractor will comply with specific programs requirements of OSHA such as Process Safety Management, Blood borne Pathogens, etc.

The Contractor shall IMMEDIATELY report electronically to the PCO or designated representative any bodily injury, death, damage to Government property, or accidental loss of Government property resulting from the activities of the Contractor, his agents, or employees. A written accident report shall be forwarded to the PCO within two working days after the date of the accident. All accident records required shall be maintained by the contractor and will be made available to the Government upon request. In addition, the contractor shall make a thorough analysis of all accidents in order to eliminate the cause(s) of such accidents. The Contractor shall take corrective action to support the results of the review and notify the PCO. The Contractor acknowledges the right of the Army to conduct its own investigation of any accident occurring at its operations/workplaces. The Contractor shall submit a completed DA Form 285, Accident Report, as shown in DA Pam 385-40, for accidents involving explosives, accidents that cause damage to Army equipment in excess of $2,000, any injury to an Army employee resulting from Contractor activity, and other instances as directed by the ACO (not expected to exceed 5 times per calendar year) (DI-SAFT-81563). The Contractor shall not deviate from mandatory safety requirements DA Pam 385-64 without prior written approval from the PCO.

Before subcontracting for any purpose, or leasing government property to another entity, the contractor shall task the subcontractor with these PWS Safety requirements, decontaminate facilities and equipment to ensure safe use, assure subcontractor or lessee returns buildings in appropriate condition, and assure the location of the proposed operations will not encroach upon explosive operations.

3.13 Property Reporting System

The contractor shall ensure that their property reporting systems will allow for interface and input into Government property systems when requested. The intent is to permit the Government to maintain integrated asset visibility over all Government-owned property in the possession of all contractors and subcontractors. The specific property systems will be identified depending on the contingency or systems used by the theater.

4.0 Reports. The Contractor shall provide a copy of all LOGCAP Plans, reports, submittals, and briefings in electronic format (e-mail/File Transfer Protocol (FTP) /CD-ROM; 1 copy shall be provided in read/write format). The contractor shall provide a copy of all briefings given by or to the Contractor. Prior to briefings/presentations, the PCO or his delegated representative, shall approve slides and items prepared by the Contractor for publication. Slides and/or Minutes of meetings or review (including on-board) conferences, and trip reports prepared by the Contractor for publication, shall be approved by the Procuring Contracting Officer (PCO) prior to presentation. Minutes and trip reports shall include a complete summary and be in sufficient detail to identify reason for trip, dates, locations, points of contact, persons contacted, addresses, telephone numbers, attendees, directions received, areas of concern, accomplishments, action items and salient items of interest identified at the meeting or on the trip. The contractor shall provide to the PCO, for the life of the contract, activity summaries, trip reports and other reports listed throughout the PWS. The PCO may change the format required for these reports at any time during the life of the contract. All minutes or trip reports shall be submitted to the PCO within seven (7) calendar days of completing the meeting, conference or trip.

*** END OF NARRATIVE C0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 20 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date

D-1	52.247-4521 LOCAL	UNITIZATION/PALLETIZATION	MAR/1988

(a) Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more, unless skids or other forklift handling features are included in the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease in stacking.

(b) A palletized load shall not exceed 4,000 pounds and should not exceed 52 inches in length or width, or 54 inches in height. When the item being palletized is ammunition/explosive, at least one of the horizontal dimensions must be less than 47 inches. When level A packaging is required, a four-way entry pallet or pallet box shall be used. All pallet loads shall contain the load in a manner that will permit safe, multiple rehandling during storage and shipment

(End of clause)

(DS7203)

SPECIFIC INSTRUCTIONS WILL BE PROVIDED IN EACH TASK ORDER.

Except as required by FAR PART 45, or as specified in each Task Order, Marking of U.S. Government property of any kind, such as buildings, equipment, vehicles, etc., will be limited only to “Contractor Acquired Property under LOGCAP / U.S. Government”.

*** END OF NARRATIVE D0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 21 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402

(End of Clause)

(EA7001)

	Regulatory Cite	Title	Date

E-1	52.246-4	INSPECTION OF SERVICES-FIXED PRICE	AUG/1996

E-2	52.246-5	INSPECTION OF SERVICES-COST-REIMBURSEMENT	APR/1984

E-3	52.246-6	INSPECTION-TIME-AND-MATERIAL AND LABOR-HOUR	MAY/2001

E-4	52.246-10	INSPECTION OF FACILITIES	APR/1984

E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

Performance Assessment

Inspection and Acceptance. The inspection and acceptance of work performed may be at the site where work is performed. The Government shall have the right to inspect the Contractor’s performance under this contract IAW the Inspection and Acceptance clauses. The PCO may conduct such inspection and surveillance of the Contractor’s performance under the contract as determined appropriate and necessary. The PCO shall exercise these responsibilities through his staff and in connection with Inspector General and any related agencies necessary to insure that the standards set forth herein are met. The standards set forth in each Task Order shall be the criteria by which the Contractor’s performance shall be inspected. These standards may either be in full text or incorporated by reference (regulations, etc.) Government inspection personnel may monitor the Contractor’s performance by physical inspection, review of reports and documentation as well as validated customer complaints. Corrective action for deficiencies shall be at the Government’s discretion.

Appointment of Contracting Officers Representative (COR). The PCO/ACO may designate individual(s) to act as the COR under any resultant Task Order. Letter from the PCO/ACO shall designate such representative with an information copy to the Contractor. The COR shall represent the PCO/ACO in the “TECHNICAL PHASES” of the work, BUT SHALL NOT BE AUTHORIZED to change any of the terms and conditions of the contract. The COR shall be in a liaison capacity to coordinate activities between the Contractor and the Government as required in the performance of work under each Task Order.

Inspection System. The Contractor’s inspection system shall contain measures for prompt detection of any condition that fails to conform to the contract requirements. Corrective action procedures shall include, as a minimum, action to correct the deficiency and necessary measures to prevent recurrence of such deficiencies.

Performance Evaluation Meetings. Each Task Order shall specify the method and frequency of Performance Evaluation Meetings. The PCO/ACO or his representative shall hold these meetings as determined necessary. A mutual effort shall be made to resolve any and all problems identified.

United States Army Corps Of Engineers (USACE) Contracting Officers Technical Representative (COTR). When requested, USACE COTR will be appointed for the purpose of accepting construction projects when completed, monitor construction projects in progress, and perform similar engineer technical tasks as necessary.

*** END OF NARRATIVE E0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 22 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(FA7001)

	Regulatory Cite	Title	Date
F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I	APR/1984
F-3	52.242-16	STOP-WORK ORDER-FACILITIES	AUG/1989
F-4	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-5	52.247-29	F.O.B. ORIGIN	FEB/2006
F-6	52.247-34	F.O.B. DESTINATION	NOV/1991
F-7	252.247-7000 DFARS	HARDSHIP CONDITIONS	AUG/2000
F-8	252.247-7002 DFARS	REVISION OF PRICES	DEC/1991
F-9	252.247-7023 DFARS	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
F-10	252.247-7023 DFARS	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002) - ALTERNATE I	MAR/2000
F-11	252.247-7023 DFARS	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002) - ALTERNATE II	MAR/2000
F-12	52.211-11	LIQUIDATED DAMAGES - SUPPLIES, SERVICES, OR RESEARCH AND DEVELOPMENT	SEP/2000

(a) If the Contractor fails to deliver the supplies or perform the services within the time specified in this contract, the Contractor shall, in place of actual damages, pay to the Government liquidated damages of $ TO BE SPECIFIED IN EACH TASK ORDER per calendar day of delay.

***

(End of clause)

(FF8023)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 23 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(HA7001)

	Regulatory Cite	Title	Date
H-1	252.217-7028 DFARS	OVER AND ABOVE WORK	DEC/1991
H-2	252.223-7006 DFARS	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR/1993
H-3	252.237-7022 DFARS	SERVICES AT INSTALLATIONS BEING CLOSED	MAY/1995
H-4	252.247-7024 DFARS	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000
H-5	252.223-7001 DFARS	HAZARD WARNING LABELS	DEC/1991

***

(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If none, insert “None”)	ACT

***

(End of clause)

(HA8704)

H-6	252.211-7003 DFARS	ITEM IDENTIFICATION AND VALUATION	JUN/2005

(a) Definitions. As used in this clause

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 24 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Governments unit acquisition cost means

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC) /EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code.

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 25 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for

(i) All delivered items for which the Governments unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line, Subline, or
Exhibit Line Item Number	Item Description

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number             .

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution DD format for use until the solution is approved by ISO/IEC JTC1 SC 31. The DD format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 26 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Governments unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

(10) Serial number.**

(11) Unit of measure.

(12) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 27 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(HA6001)

H-7	52.245-4506 LOCAL	GOVERNMENT FURNISHED PROPERTY	OCT/1994

Schedule of Government Furnished Property

(a) Pursuant to the Government Property clause in Section I of this contract, the Government shall furnish F.O.B. contractor’s place of performance, the Government-owned property listed FOR EACH TASK ORDER of this document for use in the performance of this contract.

(b) The property shall be delivered AND/OR TRANSFERRED in accordance with the schedule set forth in the TASK ORDER.

(c) If the property is not received in accordance with the schedule set forth in EACH TASK ORDER, the Contractor shall immediately notify the Contracting Officer in writing.

(d) The quantity of Government Furnished Material (GFM) which is offered herein is contingent upon THE REQUIREMENTS AT TIME OF award. Should the actual quantity awarded be less than the total quantity solicited, the Government retains the right to unilaterally reduce the quantity of GFM which will be provided under any resultant contract. Any said reduction shall be on a pro-rata basis.

(End of clause)

(HS6075)

H-8	52.246-4557 LOCAL	MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250)	JAN/1995

Material Inspection and Receiving Report (DD Form 250), required to be prepared and furnished to the Government under the clause of this contract entitled ‘Material Inspection and Receiving Report’, will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to:

1.	Purchasing Office

COMMANDER, U.S. ARMY FIELD SUPPORT COMMAND

ATTN: AMSAS-ACF

1 ROCK ISLAND ARSENAL

ROCK ISLAND, IL 61299-6500

2.	Program Management

U.S. ARMY SUSTAINMENT COMMAND

PM LOGCAP

ATTN: AMSAS-CCF

1 ROCK ISLAND ARSENAL

ROCK ISLAND, IL 61299-6500

3.	Send additional copies to

AS INDICATED IN TASK ORDERS

(End of clause)

(HS6025)

H-9	252.223-7006 DFARS	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) - ALTERNATE I	NOV/1995

***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 28 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(End of clause)

(HA7200)

H-10	5145.508-1 AFARS	INVENTORIES UPON TERMINATION OR COMPLETION	SEP/1989

The contractor will be required to furnish the following at least 120 days prior to contract completion:

(a) A listing of all Government property required to support contractual follow-on requirements or other known requirements, including spares and mobilization readiness requirements. This listing shall identify the category, quantity, and acquisition cost of such property, i.e., IPE, OPE, ST, STE, agency-peculiar property, and material.

(b) Justification for retention of any Government property not currently in use (FAR 45.102(f)). (End of clause) (HD7011)

H-11	52.223-4506 LOCAL	PERMITS AND LICENSES	DEC/2000

(a) In addition, the contractor agrees to furnish the necessary information, supporting documents and certifications to enable the installation commander to make application for any permits or licensing deemed required.

(b) The contractor agrees to furnish all information needed to assist the installation commander in submitting recurring reports required by permits/licenses.

(End of clause)

(HS7340)

H-12	52.237-4501 LOCAL	ACCOUNTING FOR PERSONNEL	MAR/2001

As directed by the Contracting Officer or his/her representative, the Contractor shall report its employees by:

(a) Last Name, First Name, Middle initial

(b) Social Security Number

(c) Name of Contract Company

(d) Specialty

(e) Area of Deployment

(f) Duration of Deployment

(g) Purpose of Deployment

(h) Point of Contact for Deployment

(i) Possession of any Specialized Equipment

In addition, the contractor should report whenever entering and leaving the area of operations to the AMC-Forward Commander who will disseminate via SITREP to the G4, Force Protection, theater PARC, and the Contracting Officer.

(End of clause)

(HS7800)

Section H, Special Contract Requirements-continued

H-13 Not Used H-14 Compliance with Contract Requirements

1. The contractor shall ensure compliance with all contract requirements. An election to perform by subcontract (at any tier) or otherwise does not relieve the prime contractor of its responsibilities to ensure compliance.

2. The contractor shall ensure that the Government has the right to take over any mission essential subcontracts directly if deemed by the Head of the Contracting Activity as necessary in the interest of National Defense.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 29 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

3. The Government shall also have the right to use any and all data delivered to further the efficient prosecution of the contingency within the protections afforded under the Trade Secrets Act (18 USC 1905).

H-15 Organizational Conflict of Interest.

1. While it is anticipated that each of the LOGCAP IV Performance contractors will work closely with the planning/support contractor after contract award to execute the Government LOGCAP mission; the LOGCAP IV Performance contractors are prohibited from performing under the planning/support contract, W52P1J-07-D-0010, as a planning/support prime contractor, subsidiary, subcontractor-at any tier, Joint Venture and/or any other business capacity that might result in an OCI. This prohibition will remain in effect throughout the life of the LOGCAP IV contract (through final pay) and will apply against the planning/support contract awarded under W52P1J-07-D-0010 and any successor planning/support contract(s) effective during the aforementioned prohibition period. Proper mitigation techniques shall be implemented to avoid even the appearance of an improper relationship. Further, the contractor shall include this prohibition in all subcontracts for which terms are negotiated.

2. The contractor grants authority for Government officials to release necessary proprietary information to the LOGCAP planning/support contractor, Serco, Inc. awarded under Contract W52P1J-07-D-0010 or follow on Contracts. The contractor shall immediately upon award negotiate and execute an agreement with the planning/support contractor to permit access to necessary proprietary information and to protect against improper release of such information by the planning/support contractor in accordance with FAR 9.505-4. The contractor shall ensure that this authority covers any proprietary information that may be required of subcontractors as well.

H-16 Special Provisions for Peacetime Contracts

1. The general guidance provided by this provision is not all- inclusive nor are all items required for all situations. Each contingency will evolve differently depending upon theatre commanders guidance impacting on the deployment. The Contracting Officer may tailor these provisions as appropriate for individual task orders. These provisions are in addition to other clauses in the contract, to include DFARs 252.225-7040. Any direct inconsistency between this clause and the cited DFARs clause shall be interpreted IAW the DFARs provisions.

2. In the event that the contractor deploys individuals into the area of operations in support of a contingency or exercise, the following conditions (H-17 through H-34) may apply:

H-17 Army Field Support Brigade

The contractor shall place all employees deploying to support this contract under administrative control of the designated Army Field Support Brigade, or equivalent AMC Forward Commander.

H-18 Risk Assessment and Mitigation

1. The contractor will brief its employees regarding the potential danger, stress, physical hardships and field living conditions.

2. The contractor will require all its employees to acknowledge in writing that they understand the danger, stress, physical hardships and field living conditions that are possible if the employee deploys in support of military operations.

3. The contractor will ensure that all deployable employees are medically and physically fit to endure the rigors of deployment in support of a military operation. If an employee is unable to perform, the contractor must replace the employee.

4. If a contractor employee departs an area of operations without permission, the contractor will ensure continued performance in accordance with the terms and conditions of the contract. If the contractor replaces an employee who departs without permission, the replacement is at contractor expense and must be complete within 72 hours, or as directed by the contracting officer.

5. The contractor will designate and provide contact information for a point of contact and back up for all its plans and operations and establish an operations center to plan and control the contractor deployment process and resolve operations issues with the deployed force.

6. As required by the operational situation, the government may at its discretion relocate contractor personnel (who are citizens of the United States, aliens in resident in the United States or third country nationals, not resident in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 30 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

H-19 Force Protection

While performing duties IAW the terms and conditions of the contract, the Service Theater Commander will provide force protection to contractor employees commensurate with that given to Service/Agency (e.g. Army, Navy, Air Force, Marine, DLA) civilians in the operations area unless otherwise stated in each task order.

H-20 Central Processing and Departure Point (See also DFARs 252.225-7040)

1. For any contractor employee determined by the government at the deployment-processing site to be non-deployable for debilitating health problems or failure to have a security clearance when one is required, the contractor shall promptly remedy the problem. If the problem cannot be remedied in time for deployment, a replacement having equivalent qualifications and skills shall be provided in time for scheduled deployment.

2. The contractor shall ensure that all deploying employees receive all required mission training and successfully complete the training.

3. The government at its discretion may provide the contractor employees with Chemical Defensive Equipment (CDE) familiarization training commensurate with the training provided to Department of Defense civilian employees.

4. The contractor, when permitted by the Government, shall utilize it’s own CONUS Replacement Center to support mobilization of it’s own employees.

H-21 Standard Identification Cards

1. The contracting officer/AMC Forward point of contact shall identify to the contractor all identification cards and tags required for deployment.

2. The contracting officer/AMC Forward point of contact shall issue or shall inform the contractor where the identification cards and tags are to be issued.

3. The contracting officer/AMC Forward shall coordinate for issuance of required identification cards and tags for all contractor employees not processing through a CONUS Replacement Center.

4. The contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment.

5. Upon redeployment, the contractor will ensure that all issued controlled identification cards and tags are returned to the government.

H-22 Medical

1. The government may require medical screening at a CONUS Replacement Center for FDA approved immunizations, which may include DNA sampling.

2. The government at its discretion may provide to contractor employees deployed in the theater of operations, on a cost reimbursable basis, emergency medical and dental care commensurate with the care provided to Department of Defense civilian deployed in the theater of operations. This does not include local nationals under normal circumstances.

3. Deploying civilian contractor personnel shall carry with them a minimum of a 90-day supply of any medication they require.

H-23 Passports, Visas and Customs

1. The contractor is responsible for identifying and obtaining all passports, visas, or other documents necessary to enter and/or exit any area(s) necessary for performance.

2. All contractor employees shall be subject to the customs, processing procedures, laws, agreements and duties of the country in which they are deploying to and the procedures, laws, and duties of the United States upon re-entry.

3. Contractors are required to register all personnel with the appropriate U.S. Embassy or Consulate.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 31 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

H-24 Living under Field Conditions

As stated in DFAR 252.225-7040, the contractor is responsible for providing all support to its employees (including subcontractor employees) unless otherwise stated. However, the government at its discretion may provide to contractor employees deployed in the theater of operations the equivalent field living conditions, subsistence, emergency medical and dental care, sanitary facilities, mail delivery, laundry service, and other available support afforded to government employees and military personnel in the theater of operations. Such support must be specifically provided for in the contract or task order.

The government at its discretion may, consistent with the terms and conditions of the contract, provide to contractor employees (US citizens only) deployed in the theater of operations; morale, welfare, and recreation services commensurate with that provided to Department of Defense civilians and military personnel deployed in the theater of operations.

H-25 Pay

In the event the contractor must pay additional compensation above that established by Department of State standards for DOD civilians to retain or obtain personnel to perform in a theater of operations during a declared contingency, the contractor must obtain prior approval by the Procuring Contracting Officer before incurring any additional compensation costs. The contractor shall furnish proper business case analysis to the contracting officer to substantiate any adjustment to the contract. Any such increases shall not be subject to fee.

H-26 Tour of Duty/ Hours of Work

1. The contracting officer shall provide the contractor with the anticipated duration of the deployment.

2. The contractor may rotate contractor employees into and out of the theater provided there is no degradation in mission results. For employees who have deployed less than 179 days, the contractor may rotate personnel at his own expense, for employees who have deployed greater than 179 days may be rotated as an allowable cost under the contract. The contractor will coordinate personnel changes with the contracting officer.

3. The contracting officer shall provide the contractor with anticipated work schedule.

4. The contractor shall comply with all duty hours and tours of duty identified by the contracting officer or his/her designated representative.

5. The contracting officer, or his/her designated representative, may modify the work schedule to ensure the governments ability to continue to execute its mission.

H-27 On-Call Duty or Extended Hours

1. The contractor shall be available to work extended hours to perform mission essential tasks as directed by the contracting officer.

2. The contractor shall be available to work on-call to perform mission essential tasks as directed by the contracting officer.

3. The contracting officer, or his/her designated representative, will identify the parameters of on-call duty.

H-28 Worker’s Compensation Insurance

The contractor shall ensure that workers compensation insurance under the Defense Base Act is provided to its employees in the theater of operations, unless a proper waiver has been obtained.

H-29 Return Procedures

1. Upon notification to the contractor of redeployment, the contracting officer at his/her discretion may authorize contractor employee travel from the theater of operations to the designated CONUS Replacement Center (CRC) or individual redeployment site.

2. The contractor shall ensure that all government-issued clothing and equipment provided to the contractor or the contractors employees are returned to government control upon completion of the deployment.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 32 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

3. The contractor shall provide the contracting officer with documentation, annotated by the receiving government official, of all clothing and equipment returns, as required.

H-30 Purchasing Resources

When the Theater Commander establishes a Commander-in-Chief Logistics Procurement Support Board (CLPSB) or similar structure, the contractor will be required to coordinate purchases of items or labor designated as limited in the Theater of Operations.

H-31 Legal

Public Law 106-523. Military Extraterritorial Jurisdiction Act of 2000: Amended Title 18, US Code, to establish Federal Jurisdiction over certain criminal offenses committed outside the United States by persons employed by or accompanying the Armed Forces, or by members of the Armed Forces who are released or separated from active duty prior to being identified and prosecuted for the commission of such offenses, and for other purposes applies to contractor employees deployed OCONUS.

Per the MEJA Act, the contractor and all subcontractors at any tier shall provide the below notification to all employees, including employees hired after contract award, in a language understandable by each employee. The contractor shall report compliance with this clause to the contracting officer during contractor mobilization, and subsequently upon request. The Contractor shall respond to requests for reports on compliance with this clause in the manner and with such content as is specified by the contracting officer at no further cost to the government. The contractor, and all subcontractors at any tier, is responsible for providing each employee with the below notification by actions sufficient to ensure all employees have received and understood the notification by actions including, but not limited to, providing the notification and obtaining a written acknowledgement of the notification by each employee, posting the notification in a conspicuous place frequented by its employees as well including the below notice in employee manuals or employment information. Employees who are not literate (who cannot read) shall have this notification read to them in a language understood by such employee. The below notification will be provided during employee training and any briefings provided to contractors employees and subcontractor employees at any tier no later than ten days after being hired for this contract or arrival in the foreign country in which they will be assigned, employed, by or accompanying the US Armed Forces, or residing as a dependent. The contractor shall maintain a copy of each employees written acknowledgement of receipt of the notification and shall provide the same upon request by the contracting officer. The contractor shall comply with all notification requirements of DoD Instruction 5525.11, Criminal Jurisdiction Over Civilians Employed By or Accompanying the Armed Forces Outside the United States, Certain Service Members, and Former Service Members. In the event of conflict between DoDI 5525.11 or any applicable U.S. military regulations, DoDI 5525.11 and/or applicable U.S. military regulations or orders will have control over this clause. The notification referenced above is as follows:

Notification: Under the Military Extraterritorial Jurisdiction Act (MEJA) (18 USC 3261-3267), persons employed by or accompanying the U.S. Armed Forces outside the United States are potentially subject to prosecution for certain criminal acts, including such acts occurring outside the United States. MEJA applies only to those crimes punishable by imprisonment for more than one year if committed within United States jurisdiction. In the Iraqi theater, MEJA maybe used to prosecute individuals who are employed by or accompany the U.S. Armed Forces, including all subcontractors at any tier, with the exception of persons ordinarily residing in Iraq or Iraqi Nationals. The law also applies to individuals accompanying a contractor for the US armed forces, which may include a dependent of a DOD contractor or subcontractor employee. This law authorizes DOD law enforcement personnel to arrest suspected offenders in accordance with applicable international agreements and specifies procedures for the removal of accused individuals to the US. It also authorizes pretrial detention and the appointment of counsel for accused individuals. See Army Field Manual 3-100.21, Contractors on the Battlefield and DoD Instruction 5525.11, Criminal Jurisdiction Over Civilians Employed By or Accompanying the Armed Forces Outside the United States, Certain Service Members, and Former Service Members.

H-32 Personnel Recovery Training

1. PERSONNEL RECOVERY (PR)/SURVIVAL, EVASION, RESISTANCE, & ESCAPE (SERE)/ISOLATED PREPARATION REPORT (ISOPREP).

a. PERSONNEL RECOVERY (PR) REQUIREMENT FOR ALL U.S. NATIONAL DEPLOYING AND DEPLOYED CONTRACTOR PERSONNEL: Please note that this training is currently only required for U.S. National contractor personnel deploying to Central Command (CENTCOM), European Command (EUCOM), Southern Command (SOUTHCOM), and Pacific Command (PACOM) theaters and working on Department of Defense (DoD) contracts, or those stationed in theaters contracted in support of DoD activities or operations. It is important for contractors to understand that this policy applies to all U.S. National contractor personnel who work for the prime contractor and any of the subcontract tier levels on a DoD contract overseas. This training is required to be taken annually.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 33 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

1. In accordance with DODD 2310.2 Personnel Recovery, DA Policy-AR 350.1, and HQ AMC Policy (dated 31Mar05), Personnel Recovery Training is a mandatory pre-deployment theater entrance training and certification requirement for all “at risk” (Military, DoD Civilians and Contractors) performing authorized DoD missions.

2. The LOGCAP Contractor is responsible for certifying compliance with all Personnel Recovery requirements and providing Personnel Recovery Training to all its U.S. National contractor personnel deployed or deploying to all overseas Combatant Commanders, COCOMs: CENTCOM, EUCOM, PACOM, and SOUTHCOM.

3. PR Training certification is required for all U.S. National LOGCAP contractors required to travel OCONUS regardless of deployment status (rotational assignment or temporary duty).

4. The LOGCAP Contractor’s PR Training Program must be integrated into the Contractor run CONUS Replacement Center (CRC) program and certified by AMSFS-SR (Personnel Recovery Program Director) as fully operational and compliant with the DOD Standard NLT 30 days after contract award.

b. PERSONNEL RECOVERY TRAINING REQUIREMENTS: The LOGCAP Contractor shall provide instruction and assurance of certification/compliance with the following DOD, DA, and HQ AMC PR Training:

1.	Personnel Recovery Tactics, Techniques, and Procedures (TTPs) Briefing.

2.	COCOM/Theater specific/special instructions (SPINS) briefings identifying geographic, environmental, and socio/political aspects of the area of operations (AOR).

3.	Anti-Terrorism-Force Protection (AT/FP Level 1) Training.

4.	Survival, Evasion, Resistance, and Escape (SERE) Level B (Videos) Training.

5.	Civilian ISOPREP Card (with digital photo of employee) completed, on file with the contractor, and copy furnished to HQ AFSC G1 for forwarding to the AFSB FWD G1 in each COCOM.

6.	Register all deploying LOGCAP personnel in the current required AMC authorized personnel tracking systems: Army Civilian Tracking System (CIVTRACKS) or its designated replacement system, e.g. Special Projects Office

Tracker (SPOT)

c. PERSONNEL RECOVERY REPORTING REQUIREMENTS:

1.	The LOGCAP Contractor shall provide documentation of PR Training on a weekly report basis to the HQ AFSC G1.

2.	The PR Training Reports will be provided in a spread sheet format with the following mandatory information:

a.	Employee Name.

b.	Employee SSN.

c.	Date of PR Training completed.

d.	Date Civilian ISOPREP Card (with digital photos) provided to HQ AFSC G-1. (Electronic @AFSC-G1-EOC@AFSC.ARMY.MIL)

e.	Employee OCONUS work location (country).

f.	Employee estimated arrival date (in country).

g.	Employee estimated return date (to CONUS-if applicable).

H-33 Contractor Manpower Reporting Requirements

Contractors must provide reporting in accordance with the DOD Business Initiatives Council. For further information please see the CMR website at https://contractormanpower.army.pentagon.mil.

H-34 KEY PERSONNEL

The Contractor shall designate by name and position title those key personnel which are considered to be essential to the work being performed under all contract types. Prior to replacing any of the specified individuals the Contractor shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No replacement shall be made by the Contractor without the written consent of the Contracting Officer. The personnel listing may be amended from time to time during the course of the contract to either add or delete personnel, as appropriate upon written consent of the Contracting Officer.

H-35 Award Fee.

a. CPAF

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 34 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

A Cost-Plus Award-fee (CPAF) type contract is applicable to the LOGCAP IV Effort. A CPAF contract is of the cost-reimbursement category but is distinguished by its special fee provision that allows the Government to unilaterally vary the amount of award fee paid based on its evaluation of the Contractor’s performance. Award-fee for each phase of this program may be earned by the Contractor on the basis of Excellent, Very Good, or Good performance during the evaluation phases under this contract. No award-fee will be earned by average or unsatisfactory performance.

b. Fee Structure

(1) IDIQ Basic Contract Award Fee.

(a) The IDIQ Basic Contract Evaluation will be based on contractor performance at the corporate level on an annual basis and will take into consideration overall corporate performance for each evaluation period. The Contractor earns award fee based on government assessment of how the contractors performance in key corporate and management areas contributes to meeting overall contract and program objectives.

(b) The IDIQ Basic Contract Award Fee Pool will consist of 15% of the available Award Fee Pool identified in each CPAF Task Order issued by the Government. The IDIQ Contract Award fee payments will be made under each separate CPAF Task Order. The PCO will authorize payment of the IDIQ Contract award fee consistent with the Award Fee CLINs contained in the task order.

(2)	Task Order Award Fee.

Award Fee Determinations will be made at the Task Order level on at least a semi-annual basis and will take into consideration overall task order performance for each evaluation period in accordance with the criteria and weights established for that task order. The evaluation periods and key activities/events shall be specified in each task order, to include the fee available during each evaluation period.

c. Award Fee Pool

For each CPAF task order, an award fee pool (AFP) shall be established based upon the negotiated estimated cost to execute the effort(excluding cost of money, Value Added Taxes, Incentive Pay above Applicable Department of State Guidelines, Acquisition cost of Capital Investment Items directly charged to the contract, DBA Insurance, and any other regulatory exclusions), and shall consist of a base fee and award fee as defined below. For the purpose of developing the base for the award fee pool at the prime contract level, the costs identified above, whether estimated at the prime or subcontract level, should be excluded. The percentage of base fee and award fee will be established in each task order.

The Award Fee Pool (AWP) may be renegotiated whenever the estimated work significantly changes (as agreed by the parties), or at the request of either party should the estimated workload change by more than 30%.

(1) Base Fee: This is a base fee amount fixed at the inception of the contract or task order. It is paid for minimal performance of the contract requirements. Base fee is not earned and is, therefore, paid on a regular basis without the contractors performance being evaluated. Base Fee is limited by the DFAR (216.405-2(c)(iii))to 3%.

(2) Award Fee: This is a fee amount that is earned by the contractor for performance above that minimally required by the contract/T.O. Award fee is not presumed, but is fee earned via demonstration of performance IAW the established award fee factors, criteria and weights. Since the available award fee during the evaluation period must be earned, the contractor begins each evaluation period with 0% of the available award fee and works up to the evaluated fee for each evaluation period.

Contractors do not begin with 100% of the available award fee and have deductions withdrawn to arrive at the evaluated fee for each evaluation period. In addition, contractors should not receive award fee (above the base fee) for simply meeting contract requirements. The amount of the award fee to be paid is determined by the Governments subjective evaluation of the contractors performance in terms of the criteria stated in the contract. This determination and the methodology for determining the award fee are unilateral decisions made solely at the discretion of the Government.

The contractor must verify in writing that it carried out due diligence in determining the appropriate exclusions were taken into account in developing the award fee pool.

d. Performance and AF Evaluation

(1) The Contractors performance and progress will be monitored during each evaluation period by members of the AFEB and other Government technical representatives. Government representatives may advise the Contractor of any poor performance in order to provide the opportunity for improvement during the evaluation period. Performance will be evaluated based on the contractors ability to exercise prudent business judgment depending upon the CPAF scenario and applicable trade-off considerations related to the stated criteria.

(2) The contractors performance will be evaluated based on the following Factors. Each Factor is weighted as shown below in the determination of the award fee.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 35 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

Award Fee Factors and Weights Basic Contract Level

Area	Weight

Corporate Management	40%
Corporate Business Systems	40%
Small Business Subcontracting	20%

100%

Award Fee Factors and Weights Task Order Level

Area	Weight

Technical Performance	40%
Project Management	20%
Cost/Schedule Management	20%
Cost Control	20%

100%

(3) Specific Award Fee criteria may be established and identified in each CPAF task order. The performance evaluation periods for each CPAF order will be established based upon mission duration, but are anticipated to be based on six-month periods whenever possible. However, the award fee performance evaluation period may be changed unilaterally at the Government’s discretion, upon notification to the Contractor 30 days prior to the start of the evaluation period(s) affected. The Government also reserves the right to unilaterally alter the criteria or weights for a subsequent award fee period provided written notice is given to the contractor within 30 days of the next award fee period.

(4) The following adjectival ratings shall be used to describe the level of performance:

(1) EXCELLENT: Performance is of the highest quality that could be achieved by a contractor under the contract. There are no areas of material deficiencies or performance problems encountered during the evaluation period.

(2) VERY GOOD: Performance is of high quality and approaching the best that could be performed by a Contractor. Work completed greatly exceeds an average performance level. A few minor problems are experienced during the evaluation period without impacting the overall level of performance.

(3) GOOD: Contractor exceeds some contract requirements in a manner demonstrating commitment to the program. Work completed is much better than minimum required performance. Areas of deficiency and minor problems are more than off-set by areas of good performance.

(4) AVERAGE: Contractors performance is the minimum required level to meet needs. Areas of good performance are offset by deficiencies and problems, which reduces performance to a level that is minimally acceptable under the contract.

(5) Award Fee Scoring

The award fee evaluation for both the IDIQ Contract and CPAF Task Orders and subsequent fee earned will be governed by the following scoring system:

Performance Standard: Average (Range 0 to 70)

Numerical Rating: 0-70

Percent of Available Award Fee Earned: 0

Performance Standard: Good (Range Greater than 70 to 80)

Numerical Rating: 71-80

Percent of Available Award Fee Earned: 4-40

Performance Standard: Very Good (Range Greater than 80 to 90)

Numerical Rating: 81-90

Percent of Available Award Fee Earned: 44-80

Performance Standard: Excellent (Range Greater than 90 to 100)

Numerical Rating: 91-100

Percent of Available Award Fee Earned: 82-100

(6) The LOGCAP Award Fee Evaluation Board (AFEB) will evaluate Contractor performance on each CPAF task order not less than semi-annually by:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 36 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(a) Reviewing Contractor performance as measured against the LOGCAP award fee evaluation criteria.

(b) Reviewing the Contractors written assessment describing its performance during the evaluation period.

(7) Contractors Self-Assessment.

The Contractor shall submit a self-assessment to the PCO within five working days prior to the end of the evaluation period. This written assessment of the Contractors performance throughout the evaluation period should contain any information that may be reasonably expected to assist the AFEB in evaluating the Contractors performance. The Contractors self-assessment may not exceed 10 pages, double spaced, and not be written in less than 12-point font. The Contractor will also be afforded the opportunity to conduct a self assessment briefing to the AFEB at the end of the reporting period. The Contractor must submit the briefing to the PCO or Deputy Program Director within five working days prior to the end of the evaluation period. The Contractors self-assessment briefing may not exceed 30 slides per briefing without prior approval of the Award Fee Determination Official (AFDO).

e. The AFDOs Decision:

(1) The AFEB recommends an award fee to the AFDO after each board review. The AFDO may accept the AFEBs recommendation or make a unilateral determination on the payable award fee.

(2) The decision of the Award Fee Determining Official (AFDO) on the amount of award fee is not subject to the contract clause entitled Disputes.

f. Payment of Award Fee

(1) The payment of any award fee is contingent upon earning a performance rating of good, very good or excellent. It is the desire of the Government that the Contractor perform services in such a manner so as to warrant the highest possible rating and subsequent award fee. The Award Fee Pool is structured accordingly.

(2) The award fee will be provided to the contractor through contract modifications and is in addition to the Cost Reimbursement provisions of the contract. The LOGCAP Contractor may submit vouchers for the award fee to which they are entitled immediately upon written notification by the Contracting Officer.

There will be no minimum fee percents for the base or award fee portions. The maximum allowed will be 10% for combined base and award fees, with a maximum of 3% on base fee.

H-36 Hiring Practices

The Government is concerned about the possibility that certain contractor hiring or sourcing practices may materialize and be detrimental to the LOGCAP IV Program under this multiple award IDIQ contract. While we recognize that there may be heavy competition between execution contractors for scarce personnel or other resources, contractors are cautioned to be vigilant of fair compensation contract requirements and also mindful of LOGCAP IV Program interests. The Government will not reimburse the contractor for any costs in excess of what we consider reasonable or for unallowable costs.

In an effort to minimize recruiting and retention practices for scarce resources that may be harmful to the LOGCAP program as a whole, the following provisions apply to work performed under this contract.

The contractor shall seek written approval from the Procuring Contracting Officer prior to increasing base pay or allowances over 10% in a single year over the amounts proposed for the basic contract, or subsequently proposed for a competitive task order. Any labor cost increases inconsistent with this clause, or without written approval, shall be strictly unallowable. Allowances include:

(1) Foreign Travel Per Diem Allowances: The foreign travel per diem allowances provide for lodging, meals, and incidental expenses when an employee is on temporary duty overseas.

(2) Cost of Living Allowances: The cost of living allowances are those allowances that are designed to reimburse employees for certain excess costs that they incur as a result of their employment overseas. This group includes allowances similar to the Post Allowance (more commonly referred to as the COLA), Foreign Transfer Allowance, Home Service Transfer Allowance, Separate Maintenance Allowance, Education Allowance, and Educational Travel.

(3) Recruitment and Retention Incentives: These allowances are designed to recruit employees to locations where living conditions may be difficult or dangerous. Costs similar in purpose to Post Hardship Differential, Danger Pay, and Difficult to Staff Incentive Differential are all considered recruitment and retention allowances.

(4) Quarters Allowances: Quarters Allowances, which include costs similar to the Living Quarters Allowance, Temporary Quarters Subsistence Allowance, and Extraordinary Quarters Allowance, are intended to reimburse employees for substantially all housing

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 37 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

costs, either temporary or permanent, at overseas locations where housing is not provided.”

During the term of the contract, the contractor agrees it will not knowingly solicit employees directly involved in the work on this Program employed by other unaffiliated companies without the prior written consent of such other company. This agreement is not intended to restrict the rights of the employees of the other company from seeking and obtaining employment from the contractor on their own initiative, or in response to publicly posted employment advertisements or job fairs, so long as no knowing solicitation or proselytizing occurs on the part of the contractor.

H-37 Required Reports

Reports issued at the task order level allow flexibility of reports for types of requirements awarded and changing needs of the government. Reports that may be required in each task order may include such reports as: Operations Security Plan, Project Schedules, Trip Reports, Event SITREP, Exercise Report, Event Lessons Learned Report, Program Lessons Learned Report, Event After Action Report, Cost Status Report, Advance Travel Report, Accident Report, Quality Control Plan,Safety and Health Plan, Spend Plan, Material Condition Status Report, Integrated Master Schedule (IMS), or Cost Performance Report.

H-38 Contractor Verification System

This paragraph is being provided for information purposes only.

The Army is planning on implementing a contractor verification system (CVS) to eligible contractors who require local access to information management systems. If implementing instructions are received before or after contract award, contractors will be required to use CVS.

A short synopsis of CVS follows:

1. A Secure Web-Based Business Systems Application (easy access via Internet Service Providers)

2. Automates the current DD Form 1172-2 process (paperless process)

3. An online process that provides eligible DoD contractors a Common Access Card (CAC)

a. Eligible contractors are those requiring Logical Access to Information Management Systems

b. Verifies eligibility for issuance of Common Access CAC to DoD Contractors

c. Eligible DoD contractors are entered into the Defense Enrollment Eligibility Reporting System (DEERS) online

4. Defense Manpower Data Center (DMDC) supported and maintained

Replaces Contractor CACs at expiration date or for new contractor employees CACs when CVS is implemented

H-39 Morale, Welfare, Recreation

1. The government at its discretion may, consistent with the terms and conditions of the contract, provide contractor employees (US citizens only) deployed in the theater of operations morale, welfare, and recreation services commensurate with that provided to Department of Defense civilians and military personnel deployed in the theater of operations.

H-40 Status of Forces Agreement (SOFA)

1. (For Germany) The contractor is responsible for documenting technical expert status, as required.

2. The contractor is responsible for providing the government with the required documentation to acquire invited contractor or technical expert status, if required by SOFA.

H-41 Option to Extend the Term of the Contract

The Government may extend the term of this contract for less than 12 months, on multiple occasions, as deemed necessary to meet its needs.

H-42 Continuation of Essential Services

Contractor shall comply with the requirements in DoDI 3020.37 relating to performance of Continuation of Essential DoD Contractor Services During Crises, including but not limited to providing a plan identifying how the Contractor will ensure the continuation of Misson Essential Services and identifying those personnel performing such services.

*** END OF NARRATIVE H0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 38 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (SEP 06) - ALTERNATE I	OCT/1995
I-6	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-7	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-9	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2005
I-10	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-11	52.204-2	SECURITY REQUIREMENTS (AUG 1996) - ALTERNATE II	APR/1984
I-12	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-13	52.204-7	CENTRAL CONTRACTOR REGISTRATION	JUL/2006
I-14	52.204-9	PERSONAL IDENTITY VERIFICATION OF CONTRACTOR PERSONNEL	NOV/2006
I-15	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-16	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-17	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-18	52.215-2	AUDIT AND RECORDS - NEGOTIATION	JUN/1999
I-19	52.215-2	AUDIT AND RECORDS-NEGOTIATION (JUN 1999) - ALTERNATE I	JUN/1999
I-20	52.215-8	ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT	OCT/1997
I-21	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-22	52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-MODIFICATIONS	OCT/1997
I-23	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-24	52.215-13	SUBCONTRACTOR COST OR PRICING DATA-MODIFICATIONS	OCT/1997
I-25	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-26	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-27	52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY	OCT/1997
I-28	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-29	52.216-7	ALLOWABLE COST AND PAYMENT	DEC/2002
I-30	52.216-7	ALLOWABLE COST AND PAYMENTS (DEC 2002) - ALTERNATE 1	FEB/1997
I-31	52.216-8	FIXED FEE	MAR/1997
I-32	52.216-9	FIXED FEE--CONSTRUCTION	MAR/1997
I-33	52.216-13	ALLOWABLE COST AND PAYMENT - FACILITIES	FEB/2002
I-34	52.216-14	ALLOWABLE COST AND PAYMENT - FACILITIES USE	APR/1984
I-35	52.216-26	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION	DEC/2002
I-36	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-37	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (OCT 2006) - ALTERNATE II	OCT/2001
I-38	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	SEP/2006
I-39	52.219-16	LIQUIDATED DAMAGES - SUBCONTRACTING PLAN	JAN/1999
I-40	52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM-DISADVANTAGED STATUS AND REPORTING	OCT/1999
I-41	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-42	52.222-3	CONVICT LABOR	JUN/2003
I-43	52.222-4	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION	JUL/2005
I-44	52.222-6	DAVIS-BACON ACT	JUL/2005
I-45	52.222-7	WITHHOLDING OF FUNDS	FEB/1988
I-46	52.222-8	PAYROLLS AND BASIC RECORDS	FEB/1988
I-47	52.222-9	APPRENTICES AND TRAINEES	JUL/2005
I-48	52.222-10	COMPLIANCE WITH THE COPELAND ACT REQUIREMENTS	FEB/1988
I-49	52.222-11	SUBCONTRACTS (LABOR STANDARDS)	JUL/2005
I-50	52.222-15	CERTIFICATION OF ELIGIBILITY	FEB/1988
I-51	52.222-16	APPROVAL OF WAGE RATES	FEB/1988
I-52	52.222-19	CHILD LABOR-COOPERATION WITH AUTHORITIES AND REMEDIES	JAN/2006
I-53	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-54	52.222-26	EQUAL OPPORTUNITY	APR/2002

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 39 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

	Regulatory Cite	Title	Date
I-55	52.222-27	AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR CONSTRUCTION	FEB/1999
I-56	52.222-29	NOTIFICATION OF VISA DENIAL	JUN/2003
I-57	52.222-30	DAVIS-BACON ACT-PRICE ADJUSTMENT (NONE OR SEPARATELY SPECIFIED METHOD)	DEC/2001
I-58	52.222-32	DAVIS-BACON ACT-PRICE ADJUSTMENT (ACTUAL METHOD)	DEC/2001
I-59	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-60	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-61	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-62	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004
I-63	52.222-41	SERVICE CONTRACT ACT OF 1965, AS AMENDED	JUL/2005
I-64	52.222-43	FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT - PRICE ADJUSTMENT (MULTIPLE YEAR AND OPTION CONTRACTS)	NOV/2006
I-65	52.222-50	COMBATING TRAFFICKING IN PERSONS	APR/2006
I-66	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	AUG/2003
I-67	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (AUG 2003) - ALTERNATE I	AUG/2003
I-68	52.223-10	WASTE REDUCTION PROGRAM	AUG/2000
I-69	52.223-12	REFRIGERATION EQUIPMENT AND AIR CONDITIONERS	MAY/1995
I-70	52.224-1	PRIVACY ACT NOTIFICATION	APR/1984
I-71	52.224-2	PRIVACY ACT	APR/1984
I-72	52.227-1	AUTHORIZATION AND CONSENT	JUL/1995
I-73	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-74	52.227-3	PATENT INDEMNITY	APR/1984
I-75	52.227-9	REFUND OF ROYALTIES	APR/1984
I-76	52.227-10	FILING OF PATENT APPLICATIONS - CLASSIFIED SUBJECT MATTER	APR/1984
I-77	52.227-14	RIGHTS IN DATA-GENERAL	JUN/1987
I-78	52.228-1	BID GUARANTEE	SEP/1996
I-79	52.228-2	ADDITIONAL BOND SECURITY	OCT/1997
I-80	52.228-3	WORKER’S COMPENSATION INSURANCE (DEFENSE BASE ACT)	APR/1984
I-81	52.228-4	WORKER’S COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984
I-82	52.228-5	INSURANCE - WORK ON A GOVERNMENT INSTALLATION	JAN/1997
I-83	52.228-7	INSURANCE - LIABILITY TO THIRD PERSONS	MAR/1996
I-84	52.228-8	LIABILITY AND INSURANCE - LEASED MOTOR VEHICLES	MAY/1999
I-85	52.228-11	PLEDGES OF ASSETS	FEB/1992
I-86	52.228-14	IRREVOCABLE LETTER OF CREDIT	DEC/1999
I-87	52.228-15	PERFORMANCE AND PAYMENT BONDS - CONSTRUCTION	NOV/2006
I-88	52.229-1	STATE AND LOCAL TAXES	APR/1984
I-89	52.229-2	NORTH CAROLINA STATE AND LOCAL SALES AND USE TAX	APR/1984
I-90	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-91	52.229-6	TAXES - FOREIGN FIXED-PRICE CONTRACTS	JUN/2003
I-92	52.229-10	STATE OF NEW MEXICO GROSS RECEIPTS AND COMPENSATING TAX	APR/2003
I-93	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-94	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	APR/1998
I-95	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	APR/2005
I-96	52.232-1	PAYMENTS	APR/1984
I-97	52.232-4	PAYMENTS UNDER TRANSPORTATION CONTRACTS AND TRANSPORTATION RELATED SERVICE CONTRACTS	APR/1984
I-98	52.232-7	PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS	FEB/2007
I-99	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-100	52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR/1984
I-101	52.232-11	EXTRAS	APR/1984
I-102	52.232-17	INTEREST	JUN/1996
I-103	52.232-18	AVAILABILITY OF FUNDS	APR/1984
I-104	52.232-20	LIMITATION OF COST	APR/1984
I-105	52.232-21	LIMITATION OF COST (FACILITIES)	APR/1984
I-106	52.232-22	LIMITATION OF FUNDS	APR/1984
I-107	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986
I-108	52.232-25	PROMPT PAYMENT	OCT/2003
I-109	52.232-25	PROMPT PAYMENT (OCT 2003) - ALTERNATE I	FEB/2002
I-110	52.232-30	INSTALLMENT PAYMENTS FOR COMMERCIAL ITEMS	OCT/1995

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 40 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

	Regulatory Cite	Title	Date
I-111	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-112	52.233-1	DISPUTES	JUL/2002
I-113	52.233-1	DISPUTES (JUL 2002) - ALTERNATE I	DEC/1991
I-114	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-115	52.233-3	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I	JUN/1985
I-116	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-117	52.236-2	DIFFERING SITE CONDITIONS	APR/1984
I-118	52.236-3	SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK	APR/1984
I-119	52.236-5	MATERIAL AND WORKMANSHIP	APR/1984
I-120	52.236-6	SUPERINTENDANCE BY THE CONTRACTOR	APR/1984
I-121	52.236-7	PERMITS AND RESPONSIBILITIES	NOV/1991
I-122	52.236-8	OTHER CONTRACTS	APR/1984
I-123	52.236-9	PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT, UTILITIES, AND IMPROVEMENTS	APR/1984
I-124	52.236-10	OPERATIONS AND STORAGE AREAS	APR/1984
I-125	52.236-11	USE AND POSSESSION PRIOR TO COMPLETION	APR/1984
I-126	52.236-12	CLEANING UP	APR/1984
I-127	52.236-13	ACCIDENT PREVENTION	NOV/1991
I-128	52.236-13	ACCIDENT PREVENTION (NOV 1991) - ALTERNATE I	NOV/1991
I-129	52.236-14	AVAILABILITY AND USE OF UTILITY SERVICES	APR/1984
I-130	52.236-17	LAYOUT OF WORK	APR/1984
I-131	52.236-18	WORK OVERSIGHT IN COST-REIMBURSEMENT CONSTRUCTION CONTRACTS	APR/1984
I-132	52.236-19	ORGANIZATION AND DIRECTION OF THE WORK	APR/1984
I-133	52.237-2	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION	APR/1984
I-134	52.237-3	CONTINUITY OF SERVICES	JAN/1991
I-135	52.239-1	PRIVACY OR SECURITY SAFEGUARDS	AUG/1996
I-136	52.241-2	ORDER OF PRECEDENCE - UTILITIES	FEB/1995
I-137	52.241-4	CHANGE IN CLASS OF SERVICE	FEB/1995
I-138	52.241-5	CONTRACTOR’S FACILITIES	FEB/1995
I-139	52.241-11	MULTIPLE SERVICE LOCATIONS	FEB/1995
I-140	52.242-1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-141	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-142	52.242-4	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-143	52.242-13	BANKRUPTCY	JUL/1995
I-144	52.242-14	SUSPENSION OF WORK	APR/1984
I-145	52.243-1	CHANGES--FIXED PRICE - ALTERNATE I	APR/1984
I-146	52.243-1	CHANGES - FIXED PRICE	AUG/1987
I-147	52.243-1	CHANGES - FIXED-PRICE (AUG 1987) - ALTERNATE II	APR/1984
I-148	52.243-1	CHANGES - FIXED-PRICE (AUG 1987) - ALTERNATE III	APR/1984
I-149	52.243-2	CHANGES - COST REIMBURSEMENT	AUG/1987
I-150	52.243-2	CHANGES (COST-REIMBURSEMENT) (AUG 1987) - ALTERNATE III	APR/1984
I-151	52.243-2	CHANGES (COST-REIMBURSEMENT) (AUG 1987) - ALTERNATE IV	APR/1984
I-152	52.243-2	CHANGES - COST-REIMBURSEMENT (AUG 1987) - ALTERNATE II	APR/1984
I-153	52.243-2	CHANGES - COST-REIMBURSEMENT (AUG 1987) - ALTERNATE I	APR/1984
I-154	52.243-3	CHANGES - TIME-AND-MATERIALS OR LABOR-HOURS	SEP/2000
I-155	52.243-4	CHANGES	AUG/1987
I-156	52.243-6	CHANGE ORDER ACCOUNTING	APR/1984
I-157	52.244-4	SUBCONTRACTORS AND OUTSIDE ASSOCIATES AND CONSULTANTS (ARCHITECT- ENGINEER SERVICES)	AUG/1998
I-158	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-159	52.245-1	PROPERTY RECORDS	APR/1984
I-160	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)	MAY/2004
I-161	52.245-3	IDENTIFICATION OF GOVERNMENT-FURNISHED PROPERTY	APR/1984
I-162	52.245-7	GOVERNMENT PROPERTY (CONSOLIDATED FACILITIES)	MAR/1996
I-163	52.245-10	GOVERNMENT PROPERTY (FACILITIES ACQUISITION)	MAR/1996
I-164	52.245-11	GOVERNMENT PROPERTY (FACILITIES USE)	APR/1984
I-165	52.245-19	GOVERNMENT PROPERTY FURNISHED “AS IS”	APR/1984
I-166	52.246-13	INSPECTION - DISMANTLING, DEMOLITION, OR REMOVAL OF IMPROVEMENTS	AUG/1996
I-167	52.246-18	WARRANTY OF SUPPLIES OF A COMPLEX NATURE (MAY 2001) - ALTERNATE III	APR/1984
I-168	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-169	52.246-24	LIMITATION OF LIABILITY--HIGH-VALUE ITEMS (FEB 1997) - ALTERNATE I	APR/1984
I-170	52.246-25	LIMITATION OF LIABILITY - SERVICES	FEB/1997

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 41 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

	Regulatory Cite	Title	Date
I-171	52.247-14	CONTRACTOR RESPONSIBILITY FOR RECEIPT OF SHIPMENT	APR/1984
I-172	52.247-15	CONTRACTOR RESPONSIBILITY FOR LOADING AND UNLOADING	APR/1984
I-173	52.247-16	CONTRACTOR RESPONSIBILITY FOR RETURNING UNDELIVERED FREIGHT	APR/1984
I-174	52.247-17	CHARGES	APR/1984
I-175	52.247-18	MULTIPLE SHIPMENTS	APR/1984
I-176	52.247-21	CONTRACTOR LIABILITY FOR PERSONAL INJURY AND/OR PROPERTY DAMAGE	APR/1984
I-177	52.247-22	CONTRACTOR LIABILITY FOR LOSS OF AND/OR DAMAGE TO FREIGHT OTHER THAN HOUSEHOLD GOODS	APR/1984
I-178	52.247-63	PREFERENCE FOR U.S. - FLAG AIR CARRIERS	JUN/2003
I-179	52.247-64	PREFERENCE FOR PRIVATELY OWNED U.S.-FLAG COMMERCIAL VESSELS	FEB/2006
I-180	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006
I-181	52.248-1	VALUE ENGINEERING	FEB/2000
I-182	52.249-1	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SHORT FORM) (APR 1984) - ALTERNATE I	APR/1984
I-183	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (MAY 2004) - ALTERNATE I	SEP/1996
I-184	52.249-4	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SERVICES) (SHORT FORM)	APR/1984
I-185	52.249-6	TERMINATION (COST-REIMBURSEMENT)	MAY/2004
I-186	52.249-6	TERMINATION (COST-REIMBURSEMENT) (MAY 2004) - ALTERNATE III	SEP/1996
I-187	52.249-6	TERMINATION (COST-REIMBURSEMENT) (MAY 2004) - ALTERNATE IV	SEP/1996
I-188	52.249-6	TERMINATION (COST-REIMBURSEMENT) (MAY 2004) - ALTERNATE V	SEP/1996
I-189	52.249-6	TERMINATION (COST-REIMBURSEMENT) (MAY 2004) - ALTERNATE I	SEP/1996
I-190	52.249-6	TERMINATION (COST-REIMBURSEMENT) (MAY 2004) - ALTERNATE II	SEP/1996
I-191	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-192	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984) - ALTERNATE I	APR/1984
I-193	52.249-10	DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984) - ALTERNATE III	APR/1984
I-194	52.249-11	TERMINATION OF WORK (CONSOLIDATED FACILITIES OR FACILITIES ACQUISITION)	MAY/2004
I-195	52.249-11	TERMINATION OF WORK (CONSOLIDATED FACILITIES OR FACILITIES ACQUISITION) (MAY 2004) - ALTERNATE I	SEP/1996
I-196	52.249-13	FAILURE TO PERFORM	APR/1984
I-197	52.249-14	EXCUSABLE DELAYS	APR/1984
I-198	52.251-1	GOVERNMENT SUPPLY SOURCES	APR/1984
I-199	52.251-1	GOVERNMENT SUPPLY SOURCES (APR 1984) - ALTERNATE I	APR/1984
I-200	52.251-2	INTERAGENCY FLEET MANAGEMENT SYSTEM VEHICLES AND RELATED SERVICES	JAN/1991
I-201	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-202	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991
DFARS
I-203	252.203-7001 DFARS	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2004
I-204	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
DFARS
I-205	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
DFARS
I-206	252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED	DEC/1991
DFARS
I-207	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
DFARS
I-208	252.204-7004	CENTRAL CONTRACTOR REGISTRATION (OCT 2003) - ALTERNATE A	NOV/2003
DFARS
I-209	252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV/2001
DFARS
I-210	252.204-7006	BILLING INSTRUCTIONS	OCT/2005
DFARS
I-211	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
DFARS
I-212	252.209-7004 DFARS	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-213	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
DFARS
I-214	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC/2006
DFARS
I-215	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/2007

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 42 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

	Regulatory Cite	Title	Date
DFARS
I-216	252.222-7002	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS)	JUN/1997
DFARS
I-217	252.222-7003	PERMIT FROM ITALIAN INSPECTORATE OF LABOR	JUN/1997
DFARS
I-218	252.222-7004	COMPLIANCE WITH SPANISH SOCIAL SECURITY LAWS AND REGULATIONS	JUN/1997
DFARS
I-219	252.222-7006	COMBATING TRAFFICKING IN PERSONS	OCT/2006
I-220	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
DFARS
I-221	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
DFARS
I-222	252.225-7005	IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES	JUN/2005
DFARS
I-223	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	MAY/2007
I-224	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JAN/2007
DFARS
I-225	252.225-7013	DUTY-FREE ENTRY	OCT/2006
DFARS
I-226	252.225-7021	TRADE AGREEMENTS	MAR/2007
I-227	252.225-7021	TRADE AGREEMENTS	MAR/2007
DFARS
I-228	252.225-7030	RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE	DEC/2006
DFARS
I-229	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
DFARS
I-230	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC	SEP/2004
	DFARS	ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
I-231	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	NOV/1995
I-232	252.227-7020	RIGHTS IN SPECIAL WORKS	JUN/1995
DFARS
I-233	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED	JUN/1995
	DFARS	INFORMATION MARKED WITH RESTRICTIVE LEGENDS
I-234	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991
DFARS
I-235	252.228-7003	CAPTURE AND DETENTION	DEC/1991
DFARS
I-236	252.229-7002	CUSTOMS EXEMPTIONS (GERMANY)	JUN/1997
DFARS
I-237	252.229-7003	TAX EXEMPTIONS (ITALY)	JAN/2002
DFARS
I-238	252.229-7004	STATUS OF CONTRACTOR AS A DIRECT CONTRACTOR (SPAIN)	MAR/1998
DFARS
I-239	252.229-7005	TAX EXEMPTIONS (SPAIN)	JUN/1997
DFARS
I-240	252.229-7006	VALUE ADDED TAX EXCLUSION (UNITED KINGDOM)	JUN/1997
DFARS
I-241	252.229-7009	RELIEF FROM CUSTOMS DUTY AND VALUE ADDED TAX ON FUEL (PASSENGER	JUN/1997
	DFARS	VEHICLES) (UNITED KINGDOM)
I-242	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
DFARS
I-243	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS	MAR/2007
DFARS
I-244	252.232-7006 DFARS	PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS (DEC 2002) - ALTERNATE A	DEC/2003
I-245	252.232-7008	ASSIGNMENT OF CLAIMS (OVERSEAS)	JUN/1997
DFARS
I-246	252.233-7001	CHOICE OF LAW (OVERSEAS)	JUN/1997
DFARS
I-247	252.235-7003	FREQUENCY AUTHORIZATION	DEC/1991
DFARS
I-248	252.242-7002	EARNED VALUE MANAGEMENT SYSTEM	MAR/2005

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 43 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

	Regulatory Cite	Title	Date
DFARS
I-249	252.242-7003 DFARS	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991
I-250	252.242-7005	COST/SCHEDULE STATUS REPORT	MAR/1998
DFARS
I-251	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
DFARS
I-252	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
DFARS
I-253	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003
DFARS
I-254	252.247-7006	REMOVAL OF CONTRACTOR’S EMPLOYEES	DEC/1991
I-255	252.247-7007	LIABILITY AND INSURANCE	DEC/1991
I-256	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION	DEC/2006
DFARS
I-257	252.251-7000	ORDERING FROM GOVERNMENT SUPPLY SOURCES	NOV/2004
DFARS
I-258	52.219-4	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS	JUL/2005
CONCERNS

***

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraph (d) of this clause do not apply if the offeror has waived the evaluation preference.

•	Offeror elects to waive the evaluation preference.

***

(End of clause)

(IF8005)

I-259	52.211-10	COMMENCEMENT, PROSECUTION, AND COMPLETION OF WORK	APR/1984

The Contractor shall be required to (a) commence work under this contract within 72 HOURS, unless otherwise stated, after the date the Contractor receives the notice to proceed, AND (b) prosecute the work diligently. The time stated for TASK ORDER PERIOD OF PERFORMANCE (POP) completion shall include final cleanup of the premises.

(End of clause)

(IF6012)

I-260	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (OCT 1997) - ALTERNATE III	OCT/1997

***

c. Submit the cost portion of the proposal via the following electronic media: electronic spreadsheet.

(End of clause)

(IF6103)

I-261	52.216-5	PRICE REDETERMINATION--PROSPECTIVE	OCT/1997

***

(c) Price redetermination periods. For the purpose of price redetermination, performance of this contract is divided into successive periods. The first period shall extend from the date of the contract FOR 1 YEAR, and the second and succeeding periods shall BE AWARDED AS OPTION PERIODS FOR A PERIOD NOT TO EXCEED 1 YEAR EACH. The parties may agree to vary the length of the final period. The first day of the second and each succeeding period shall be the effective date of price redetermination for that period.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 44 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(d) Data submission. (1) Not more than 7 nor less than 3 days before the end of each redetermination period, except the last, the Contractor shall submit-

(i) Basis of estimate data as requested by the PCO.

(ii) A statement of all costs incurred in performing this contract through the end of the month before the submission of proposed prices in the format of Table 15-2, FAR 15.408 (or any other form on which the parties may agree), with sufficient supporting data to disclose unit costs and cost trends for the first month

***

(End of clause)

(IF6059)

I-262	52.216-10	INCENTIVE FEE	MAR/1997

***

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by (Entered at Task Order Award) cents for every dollar that the total allowable cost is less than the target cost or decreased by (Entered at Task Order Award) cents for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than (Entered at Task Order Award) percent or less than (Entered at Task Order) percent of the target cost.

***

(End of clause)

(IF6052)

I-263	52.216-16	INCENTIVE PRICE REVISION - FIRM TARGET	OCT/1997

(a) General. The supplies or services identified in the Schedule as Items (Indicated in Task Order) are subject to price revision in accordance with this clause; provided, that in no event shall the total final price of these items exceed the ceiling price of (Set at Task Order level) dollars ($-3-).

***

(c) Data submission: Within TBD days after the end of the month in which the Contractor has delivered the last unit of supplies and completed the services specified by item number in paragraph (a) of this clause, the Contractor shall submit in the format of Table 15-2, FAR 15.408 or in any other form on which the parties agree-

***

(d) (2) (ii) If the total final negotiated cost is greater than the total target cost, the adjustment is the total target profit, less (Entered at Task Order Award) percent (Contracting Officer insert percent) of the amount by which the total final negotiated cost exceeds the total target cost.

(iii) If the final negotiated cost is less than the total target cost, the adjustment is the total target profit plus (Entered at Task Order Award) percent (Contracting Officer insert percent) of the amount by which the total final negotiated cost is less than the total target cost.

***

(End of clause)

(IF6041)

I-264	52.216-16	INCENTIVE PRICE REVISION--FIRM TARGET (OCT 1997) ALTERNATE I	APR/1984

***

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 45 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(IF6042)

I-265	52.216-17	INCENTIVE PRICE REVISION - SUCCESSIVE TARGETS	OCT/1997

(a) The supplies or services identified in the Schedule as Items ***(Entered at Task Order Award) are subject to price revision in accordance with this clause; provided, that in no event shall the total final price of these items exceed the ceiling price of ***(Entered at Task Order Award) dollars ($***(Entered at Task Order Award)). The prices of these items shown in the Schedule are the initial target prices, which include an initial target profit of ***(Entered at Task Order Award) percent of the initial target cost***.

(c) Submitting the data for establishing the firm fixed price or a final profit adjustment formula. (1) Within ***(Entered at Task Order Award) days after the end of the month in which the Contractor has completed ***(Entered at Task Order Award), (see Note 1), the Contractor shall submit the following data:

***

(d)(2) If the total firm target is more than the total initial target cost, the total initial target profit shall be decreased. If the total firm target cost is less than the total initial target cost, the total initial target profit shall be increased. The initial target profit shall be increased or decreased by ***(Entered at Task Order Award) percent of the difference between the total initial target cost and the total firm target cost. The resulting amount shall be the total firm firm target profit; provided, that in no event shall the total firm target profit be less than ***(Entered at Task Order Award) percent or more than ***(Entered at Task Order Award) percent (Contracting Officer insert percents) of the total initial cost.***

(d)(4)(ii) If the total final negotiated cost is greater than the total firm target cost, the adjustment is the total firm target profit, less ***(Entered at Task Order Award) percent of the amount by which the total final negotiated cost exceeds the total firm target cost.

(iii) If the total final negotiated cost is less than the total firm target cost, the adjustment is the total firm target profit, plus ***(Entered at Task Order Award) percent of the amount by which the total final negotiated cost is less than the total firm target cost.***

(e) Submitting data for final price revision. Unless a firm fixed price has been established within ***(Entered at Task Order Award) days after the end of the month in which the Contractor has delivered the last unit of supplies and completed the services specified by item number in paragraph (a) of this section, the Contractor shall submit in the format of Table 15-2, FAR 15.408 (or in any other form on which the parties agree)-

***

(End of clause)

(IF6053)

I-266	52.216-17	INCENTIVE PRICE REVISION-SUCCESSIVE TARGETS (OCT 1997) - ALTERNATE I	APR/1984

***

(End of clause)

(IF6054)

I-267	52.216-18	ORDERING	OCT/1995

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the PROCURING CONTRACTING OFFICER (PCO). Such orders may be issued from DATE OF AWARD through 10 YEARS AFTER DATE OF AWARD UNDER THE OPTION YEARS. ORDERS MAY BE ISSUED IN WRITING BY FACSIMILE OR BY ELECTRONIC COMMERCE METHODS BY THE CONTRACTING OFFICER.

***

(End of clause)

(IF6088)

I-268	52.216-19	ORDER LIMITATIONS	OCT/1995

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 46 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than the minimum order, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor -

(1) Any order for a single item in excess of $5 Billion;

(2) Any order for a combination of items in excess of $5 Billion annually; or

(3) A series of orders from the same ordering office within days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within (Not Applicable) days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

(IF6089)

I-269	52.216-22	INDEFINITE QUANTITY	OCT/1995

***

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 1 YEAR after the end of each option.

(End of clause)

(IF6097)

I-270	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding the amount expressed in individual task orders.

(b) The maximum amount for which the Government shall be liable if this contract is terminated will be designated in individual task orders.

(End of clause)

(IF6056)

I-271	52.216-25	CONTRACT DEFINITIZATION	OCT/1997

***

(a) A Cost Reimbursable or Firm Fixed Price definitive contract is contemplated. The Contractor agrees to submit a cost and fee or fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is TO BE DETERMINED IN EACH UNDEFINITIZED TASK ORDER.

***

(End of clause)

(IF6450)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 47 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

I-272	52.217-8	OPTION TO EXTEND SERVICES	NOV/1999

***

The Contracting Officer may exercise the option by written notice to the Contractor within 30 DAYS OF EXPIRATION OF THE CONTRACT PERIOD.

(End of clause)

(IF6096)

I-273	52.217-9	OPTION TO EXTEND THE TERM OF THE CONTRACT	MAR/2000

(a) The Government may extend the term of this contract by written notice to the Contractor within 1 day, provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 10 years.

(End of clause)

(IF6066)

I-274	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed AS DETERMINED IN EACH TASK ORDER or the overtime premium is paid for work as determined in each task order.

***

(End of clause)

(IF6048)

I-275	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (SEP 2006) - ALTERNATE I	DEC/2001

NOTICE: The following term(s) of this clause are waived for this contract: WILL BE SPECIFIED IN TASK ORDER . (End of clause) (IF6044)

I-276	52.222-42	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES	MAY/1989

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION

EMPLOYEE CLASS                            MONETARY WAGE - FRINGE BENEFITS

May not be applicable on all Task Orders. Determination will be made at time of Task Order Competition.

(End of clause)

(IF6016)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 48 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

I-277	52.222-49	SERVICE CONTRACT ACT - PLACE OF PERFORMANCE UNKNOWN	MAY/1989

(a) This contract is subject to the Service Contract Act, and the place of performance was unknown when the solicitation was issued. In addition to places or areas identified in wage determinations, if any, attached to the solicitation, wage determinations have also been requested for the following:

NONE

The Contracting Officer will request wage determinations for additional places or areas of performance if asked to do so in writing by

THE OFFEROR NO LATER THAN 30 DAYS BEFORE INITIAL CLOSING DATE OF THE SOLICITATION.

(b) Offerors who intend to perform in a place or area of performance for which a wage determination has not been attached or requested may nevertheless submit bids or proposals. However, a wage determination shall be requested and incorporated in the resultant contract retroactive to the date of contract award, and there shall be no adjustment in the contract price.

(End of clause)

(IF6500)

I-278	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997

***

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

MATERIAL
(If none, insert “None”)	IDENTIFICATION NO.

CONTRACTOR TO LIST BY EACH TASK ORDER.

***

(End of clause)

(IF6350)

I-279	52.223-7	NOTICE OF RADIOACTIVE MATERIALS	JAN/1997

(a) The Contractor shall notify the Contracting Officer or designee, in writing, 30 days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

* The Contracting Officer shall insert the number of days required in advance of delivery of the item or completion of the servicing to assure that required licenses are obtained and appropriate personnel are notified to institute any necessary safety and health precautions. See FAR 23.601(d).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall-

(1) Be submitted in writing;

(2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 49 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

(End of clause)

(IF6015)

I-280	52.229-8	TAXES - FOREIGN COST-REIMBURSEMENT CONTRACTS	MAR/1990

(a) Any tax or duty from which the United States Government is exempt by agreement with the Government, or nation where goods or services are acquired, or from which the Contractor or any subcontractor under this contract is exempt under the laws, SOFAs or other agreements with the host nations or nations where the goods or services are acquired, shall not constitute an allowable cost under this contract.

***

(End of clause)

(IF6058)

I-281	52.232-19	AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR	APR/1984

Funds are not presently available for performance under this contract beyond THE PERIOD OF PERFORMANCE (POP) AS STATED IN INDIVIDUAL TASK ORDERS. The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond THE DESIGNATED (POP), until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

(End of clause)

(IF6068)

I-282	52.236-1	PERFORMANCE OF WORK BY THE CONTRACTOR	APR/1984

The Contractor shall perform on the site, and with its own organization, work equivalent to at least (Determined at Task Order Award when Applicable )* percent of the total amount of work to be performed under the contract. This percentage may be reduced by a supplemental agreement to this contract if, during performing the work, the Contractor requests a reduction and the Contracting Officer determines that the reduction would be to the advantage of the Government.

(End of Clause)

I-283	52.241-3	SCOPE AND DURATION OF CONTRACT	FEB/1995

(a) For the period WILL BE SPECIFIED IN TASK ORDER, the Contractor agrees to furnish and the Government agrees to purchase WILL BE SPECIFIED IN TASK ORDER utility service in accordance with the applicable tariff(s), rules, and regulations as approved by the applicable governing regulatory body and as set forth in the contract.

***

(End of clause)

(IF6018)

I-284	52.241-6	SERVICE PROVISIONS	FEB/1995

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 50 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

This clause will be used only for Utility services:

(a) Measurement of service. (1) All service furnished by the Contractor shall be measured by suitable metering equipment of standard manufacture, to be furnished, installed, maintained, repaired, calibrated, and read by the Contractor at its expense. When more than a single meter is installed at a service location, the readings thereof may be billed conjunctively, if appropriate. In the event any meter fails to register (or registers incorrectly) the service furnished, the parties shall agree upon the length of time of meter malfunction and the quantity of service delivered during such period of time. An appropriate adjustment shall be made to the next invoice for the purpose of correcting such errors. However, any meter which registers not more than (WILL BE SPECIFIED IN TASK ORDER) percent slow or fast shall be deemed correct.

(2) The Contractor shall read all meters at periodic intervals of approximately 30 days or in accordance with the policy of the cognizant regulatory body or applicable bylaws. All billings based on meter readings of less than (WILL BE SPECIFIED IN TASK ORDER) days shall be prorated accordingly.

(b) Meter test. (1) The Contractor, at its expense, shall periodically inspect and test Contractor-installed meters at intervals not exceeding (WILL BE SPECIFIED IN TASK ORDER) year(s). The Government has the right to have representation during the inspection and test.

(2) At the written request of the Contracting Officer, the Contractor shall make additional tests of any or all such meters in the presence of Government representatives. The cost of such additional tests shall be borne by the Government if the percentage of errors is found to be not more than (WILL BE SPECIFIED IN TASK ORDER) percent slow or fast.

(3) No meter shall be placed in service or allowed to remain in service which has an error in registration in excess of (WILL BE SPECIFIED IN TASK ORDER) percent under normal operating conditions.

(c) Change in volume or character. Reasonable notice shall be given by the Contracting Officer to the Contractor regarding any material changes anticipated in the volume or characteristics of the utility service required at each location.

(d) Continuity of service and consumption. The Contractor shall use reasonable diligence to provide a regular and uninterrupted supply of service at each service location, but shall not be liable for damages, breach of contract or otherwise, to the Government for failure, suspension, diminution, or other variations of service occasioned by or in consequence of any cause beyond the control of the Contractor, including but not limited to acts of God or of the public enemy, fires, floods, earthquakes, or other catastrophe, strikes, or failure or breakdown of transmission or other facilities. If any such failure, suspension, diminution, or other variation of service shall aggregate more than -6- hour(s) during any billing period hereunder, an equitable adjustment shall be made in the monthly billing specified in this contract (including the minimum monthly charge).

(End of clause)

(IF6019)

I-285	52.241-7	CHANGE IN RATES OR TERMS AND CONDITIONS OF SERVICE FOR REGULATED SERVICES	FEB/1995

(a) This clause applies to the extent services furnished under this contract are subject to regulation by a regulatory body. The Contractor agrees to give written notice of (1) the filing of an application for change in rates or terms and conditions of service concurrently with the filing of the application and (2) any changes pending with the regulatory body as of the date of contract award. Such notice shall fully describe the proposed change. If, during the term of this contract, the regulatory body having jurisdiction approves any changes, the Contractor shall forward to the Contracting Officer a copy of such changes within 15 days after the effective date thereof. The Contractor agrees to continue furnishing service under this contract in accordance with the amended tariff, and the Government agrees to pay for such service at the higher or lower rates as of the date when such rates are made effective.

***

(End of clause)

(IF6020)

I-286	52.243-7	NOTIFICATION OF CHANGES	APR/1984

(a) Definitions. Contracting Officer, as used in this clause, does not include any representative of the Contracting Officer.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 51 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

Specifically Authorized Representative (SAR), as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 30 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state —

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including —

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractors estimate of the time by which the Government must respond to the Contractors notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 30 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either —

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractors notice information is inadequate to make a decision under subparagraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractors cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made —

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 52 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractors failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

NOTE: The phrases contract price and cost wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of Clause)

I-287	52.244-2	SUBCONTRACTS	JUN/2007

(a) Definitions. As used in this clause

Approved purchasing system means a Contractors purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR)

Consent to subcontract means the Contracting Officers written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) or this clause.

(c) If the contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the national Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For contracts awarded by a civilian agency other that the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officers written consent before placing the following subcontracts:

Any Subcontract over $550,000 (Does not exclude commercial or fixed price contracts as defined by the FAR)

(e) (1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 53 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractors current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractors Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting —

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractors cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractors cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractors price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) or this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractors purchasing system shall constitute a determination —

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractors purchasing system as set forth in FAR Subpart 44.3.i

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations: -2-

(End of Clause)

I-288	52.244-2	SUBCONTRACTS (AUG 1998) - ALTERNATE I	JAN/2006

Substitute the following paragraph (f) (2) for paragraph (f) (2) of the basic clause:

(f) (2) If the Contractor has an approved purchasing system and consent is not required under paragraph (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds either the simplified acquisition threshold or 5 percent of the total estimated cost of the Task Order. The notification shall include the information required by paragraphs

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 54 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(f) (1) (i) through (f) (1) (iv) of this clause.

I-289	52.246-20	WARRANTY OF SERVICES	MAY/2001

***

(b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or noncompliance to the Contractor. This notice shall state either (1) that the Contractor shall correct or reperform any defective or nonconforming services, or (2) that the Government does not require correction or reperformance.

***

(End of clause)

(IF6061)

I-290	52.247-24	ADVANCE NOTIFICATION BY THE GOVERNMENT	APR/1984

The Government will notify the Contractor in advance of the number of pieces and weight of all normal shipments and the time the shipment will be available for pickup. On other-than-normal shipments, the Government will furnish additional information; e.g., dimension of oversized pieces, as necessary to determine the amount of equipment and/or manpower needed to perform the required services.

(End of clause)

(IF6303)

I-291	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998
DFARS

(a) The type of contract issued will be determined in each Task Order. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract action will be determined in each Task Order but with dates not to exceed 180 days. Each of these dates will be specified by the PCO in accordance with set policy.

Target Date for Definitization:

Date for Submission of Proposal:

Date for Beginning of Negotiations:

Dates for submission of make-or-buy and subcontracting plans and cost or pricing data:

***

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated PRICE, and in no event to exceed the basis of estimate.

(End of clause)

(IA6702)

I-292	252.225-7043 DFARS	ANTITERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS OUTSIDE UNITED STATES	MAR/2006

(a) Definition. United States, as used in this clause, means, the 50 States, the District of Columbia, and outlying areas.

(b) Except as provided in paragraph (c) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 55 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(1) Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U.S. entity;

(2) Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in-country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

(3) Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and

(4) Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.

(c) The requirements of this clause do not apply to any subcontractor that is (1) A foreign government; (2) A representative of a foreign government; or (3) A foreign corporation wholly owned by a foreign government.

(d) Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from CINC/ASCC

(End of clause)

(IA6720)

I-293	252.237-7017	INDIVIDUAL LAUNDRY	DEC/1991
DFARS

(a) The Contractor shall provide laundry service under this contract on both a unit bundle and on a piece-rate bundle basis for individual personnel.

(b) The total number of pieces listed in the Estimated Quantity column in the schedule is the estimated amount of individual laundry for this contract. The estimate is for information only and is not a representation of the amount of individual laundry to be ordered. Individuals may elect whether or not to use the laundry services.

(c) Charges for individual laundry will be on a per unit bundle or a piece-rate basis. The Contractor shall provide individual laundry bundle delivery tickets for use by the individuals in designating whether the laundry is a unit bundle or a piece-rate bundle. An individual laundry bundle will be accompanied by a delivery ticket listing the contents of the bundle.

(d) The maximum number of pieces to be allowed per bundle is as specified in the schedule and as follows

(1) Bundle consisting of 26 pieces, including laundry bag. This bundle will contain approximately (See Task Order) pieces of outer garments which shall be starched and pressed. Outer garments include, but are not limited to, shirts, trousers, jackets, dresses, and coats.

(2) Bundle consisting of 13 pieces, including laundry bag. This bundle will contain approximately (See Task Order) pieces of outer garments which shall be starched and pressed. Outer garments include, but are not limited to, shirts, trousers, jackets, dresses, and coats.

(End of clause)

(IA6725)

I-294	252.237-7019	TRAINING FOR CONTRACTOR PERSONNEL INTERACTING WITH DETAINEES	SEP/2006
DFARS

(a) Definitions. As used in this clause

Combatant Commander means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 56 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

Detainee means a person in the custody or under the physical control of the Department of Defense on behalf of the United States Government as a result of armed conflict or other military operation by United States armed forces.

Personnel interacting with detainees means personnel who, in the course of their duties, are expected to interact with detainees.

(b) Training requirement. This clause implements Section 1092 of the National Defense Authorization Act for Fiscal Year 2005 (Pub. L. 108-375).

(1) The Combatant Commander responsible for the area where a detention or interrogation facility is located will provide training for contractor personnel interacting with detainees. The training will address the international obligations and laws of the United States applicable to the detention of personnel, including the Geneva Conventions. The Combatant Commander will issue a training receipt document to personnel who have completed the training.

(2) (i) The Contractor shall arrange for its personnel interacting with detainees to

(A) Receive the training specified in paragraph (b) (1) of this clause prior to interacting with detainees and annually thereafter; and

(B) Acknowledge receipt of the training through acknowledgement of the training receipt document specified in paragraph (b) (1) of this clause.

(ii) To make these arrangements, the following points of contact apply:

[Contracting Officer to insert applicable point of contact information cited in PGI 237.171-3(b).]

(3) The Contractor and its personnel interacting with detainees shall retain a copy of the training receipt document(s) issued and acknowledged in accordance with paragraphs (b) (1) and (2) of this clause until the contract is closed.

(c) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (c), in all subcontracts that may require contractor personnel to interact with detainees in the course of their duties.

(End of clause)

(IA6721)

I-295	52.228-4567	REQUIRED INSURANCE	MAY/2005
LOCAL

Pursuant to paragraph (a) of FAR Clause 52.228-5, Insurance Work on a Government Installation, or FAR Clause 52.228-7, Insurance Liability to Third Persons, the Contractor shall procure and maintain the following insurance during the entire period of performance under this contract for CONUS work:

TYPE	AMOUNT

Workmens Compensation	As required by Law

Employers Liability	Minimum liability limit $100,000

General Liability	Minimum bodily injury limits, $500,000 per occurrence

Automobile Liability	Minimum liability of $200,000 per person, $500,000 per occurrence for bodily injury, and $20,000 per occurrence for property damage

Aircraft Public and Passenger Liability	Coverage required when contract performance involves use of aircraft: Minimum liability of $200,000 per person, $500,000 per occurrence for bodily injury, other than passenger liability, and $200,000 per occurrence for property damage. Passenger liability shall be at least $200,000 multiplied by the number of seats or number of passengers, whichever is greater.

Vessel Collision Liability	Coverage required when contract performance

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 57 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

involves use of vessels: Minimum liability of $5,000,000 or the market value of the property being shipped by vessel, whichever is greater

(End of clause)

(IS6020)

I-296	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall —

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-297	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS	OCT/1997

***

(End of clause)

I-298	52.222-48	EXEMPTION FROM APPLICATION OF SERVICE CONTRACT ACT PROVISIONS— CONTRACTOR CERTIFICATION	JUN/2006

(a) The following certification shall be checked:

Certification

The offeror

[    ] certifies

[    ] does not certify that —

(1) The items of equipment to be serviced under this contract are commercial items which are used regularly for other than Government purposes, and are sold or traded by the Contractor in substantial quantities to the general public in the course of normal business operations;

(2) The contract services are furnished at prices which are, or are based on, established catalog or market prices for the

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 58 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

maintenance, calibration, and/or repair of certain information technology, scientific and medical and/or office and business equipment. An established catalog price is a price (including discount price) recorded in a catalog, price list, schedule, or other verifiable and established record that is regularly maintained by the manufacturer or the Contractor and is either published or otherwise available for inspection by customers. An established market price is a current price, established in the course of ordinary and usual trade between buyers and sellers free to bargain, which can be substantiated by data from sources independent of the manufacturer or Contractor; and

(3) The Contractor utilizes the same compensation (wage and fringe benefits) plan for all service employees performing work under the contract as the Contractor uses for equivalent employees servicing the same equipment of commercial customers.

(b) If a negative certification is made and a Service Contract Act wage determination is not attached to the solicitation, the Contractor shall notify the Contracting Officer as soon as possible.

(c) Failure to execute the certification in paragraph (a) of this clause or to contact the Contracting Officer as required in paragraph

(b)	of this clause may render the bid or offer nonresponsive.

(End of Clause)

I-299	52.223-11	OZONE-DEPLETING SUBSTANCES	MAY/2001

***

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in a manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

WARNING

Contains (or manufactured with, if applicable)             *            , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.”

*The Contractor shall insert the name of the substance(s).

(End of clause)

(IF7098)

I-300	52.227-14	RIGHTS IN DATA - GENERAL - ALTERNATE II	JUN/1987

***

(a) These data are submitted with limited rights under Government Contract No. DAAA0902D0007 (and ANY subcontracts as applicable),***

(End of notice)

(IF7393)

I-301	52.228-9	CARGO INSURANCE	MAY/1999

(a) The Contractor, at the Contractor’s expense, shall provide and maintain, during the continuance of this contract, cargo insurance of $            TO BE SPECIFIED BY TASK ORDER per vehicle to cover the value of property on each vehicle and of $            TO BE SPECIFIED BY TASK ORDER to cover the total value of property in the shipment.

(b) All insurance shall be written on companies acceptable to Headquarters, US Army Sustainment Command, Rock Island, Illinois 61299-6500, and policies shall include such terms and conditions as required by Headquarters, US Army Sustainment Command, Rock Island, Illinois 61299-6500. The contractor shall provide evidence of acceptable cargo insurance to Headquarters, US Army Sustainment Command, Rock Island, Illinois 61299-6500 before commencing operations under this contract.

(c) Each cargo insurance policy shall include the following statement:

It is a condition of this policy that the Company shall furnish —

(1) Written notice to Headquarters, US Army Sustainment Command, Rock Island, Illinois 61299-6500, 30 days in advance of

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 59 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

the effective date of any reduction in, or cancellation of, this policy; and

(2) Evidence of any renewal policy to the address specified in paragrapph (1) of this statement, not less than 15 days prior to the expiration of any current policy on file with Headquarters, US Army Sustainment Command, Rock Island, Illinois 612900-6500.

(End of clause)

(IF7302)

I-302	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	SEP/2006

(a) Definitions. As used in this clause

Commercial item has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.

Subcontract includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212(a));

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).

(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of clause)

(IF7045)

I-303	52.245-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION 99-O0008)	MAY/2004

(a) Government-furnished property.

(1) The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(i) All or substantially all of the Contractor’s business;

(ii) All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 60 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any—

(i) Decrease or substitution in this property pursuant to subparagraph (b) (1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease.

(c) Title.

(1) The Government shall retain title to all Government-furnished property.

(2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property for use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

(4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration.

(1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 61 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Limited risk of loss.

(1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage) —

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)

(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage—

(A) Did not result from the Contractor’s failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) [The contractor shall notify the contracting officer u]pon loss or destruction of, or damage to, government property provided under this contract, [with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. T]he Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of—

(i) The lost, destroyed, or damaged Government property;

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 62 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Government property disposal. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap.

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap form other than production or testing, the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(7) Requires demilitarization;

(8) Is a classified item;

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 63 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(9) Is generated from classified items;

(10) Contains hazardous materials or hazardous wastes;

(11) Contains precious metals; or

(12) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i) May purchase the property at the acquisition cost.

(ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the suppliers customary practices).

(iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment that does not contain commercial components;

(C) Printing equipment;

(D) Computers, components thereof, peripheral equipment, and related equipment;

(E) Precious Metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipments intended use.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) Thirty days following the Contractors determination that a Government property item is no longer required for performance of the contract;

(ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 64 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer as least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Governments failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule, might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officers approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred y the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility must be appropriate for assuring the propertys physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instruction.

(i) If the government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractors approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officers direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the cost of work covered by this contract, or to the Government as directed by the Contracting Officer.

(10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) Abandonment of Government property.

(1) The Government will not abandon sensitive Government property without the Contractors written consent;

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractors premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 65 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(IF7120)

I-304	52.245-8	LIABILITY FOR THE FACILITIES (CLASS DEVIATION 99-O0008)	JAN/1997

(a) The term “Contractor’s managerial personnel,” as used in this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operations at any one plant or separate location in which the facilities are installed or located; or

(3) A separate and complete major industrial operation in connection with which the facilities are used.

(b) The Contractor shall not be liable for any loss or destruction of, or damage to, the facilities, or for expenses incidental to such loss, destruction, or damage, except as provided in this clause.

(c) The Contractor shall be liable for loss or destruction of, or damage to, the facilities, and for expenses incidental to such loss, destruction, or damage—

(1) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained, or to the extent of insurance actually purchased and maintained, whichever is greater;

(2) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(3) For which the Contractor is otherwise responsible under the express terms of this contract;

(4) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(5) That results from a failure, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel—

(i) To establish, maintain, and administer a system for control of the facilities in accordance with the “Property administration” paragraph of the Government Property clause; or

(ii) To maintain and administer a program for maintenance, repair, protection, and preservation of the facilities, in accordance with the “Property administration” paragraph of the Government Property clause, or to take reasonable steps to comply with any appropriate written direction that the Contracting Officer may prescribe as reasonably necessary for the protection of the facilities. If the Government Property clause does not include the “Property administration” paragraph, then the Contractor shall exercise sound industrial practice in complying with the requirements of this subdivision (c)(5)(ii).

(d) (1) If the Contractor fails to act as provided by subparagraph (c)(5) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(2) Furthermore, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage—

(i) Did not result from the Contractor’s failure to maintain an approved program or system; or

(ii) Occurred while an approved program or system was maintained by the Contractor.

(e) If the Contractor transfers facilities to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the facilities. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the facilities while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all the facilities in as good condition as when received, except for reasonable wear and tear or for their utilization in accordance with the provisions of the prime contract.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 66 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(f) Unless expressly directed in writing by the Contracting Officer, the Contractor shall not include in the price or cost under any contract with the Government the cost of insurance (including self-insurance) against any form of loss, destruction, or damage to the facilities. Any insurance required under this clause shall be in such form, in such amounts, for such periods of time, and with such insurers (including the Contractor as self-insurer in appropriate circumstances) as the Contracting Officer shall require or approve. Such insurance shall provide for 30 days advance notice to the Contracting Officer, in the event of cancellation or material change in the policy coverage on the part of the insurer. Documentation of insurance or an authenticated copy of such insurance shall be deposited promptly with the Contracting Officer. The Contractor shall, not less than 30 days before the expiration of such insurance, deliver to the Contracting Officer documentation of insurance or an authenticated copy of each renewal policy. The insurance shall be in the name of the United States of America (Agency Name), the Contractor, and such other interested parties as the Contracting Officer shall approve, and shall contain a loss payable clause reading substantially as follows:

“Any loss under this policy shall be adjusted with (Contractor) and the proceeds, at the direction of the Government, shall be paid to (Contractor). Proceeds not paid to (Contractor) shall be paid to the office designated by the Contracting Officer.”

(g) When there is any loss or destruction of, or damage to, the facilities,[with the exception of low value property for which the loss, damage, or destruction is required to be reported at contract termination, completion, or when needed for continued contract performance]—

(1) The Contractor shall promptly notify the Contracting Officer and, with the assistance of the Contracting Officer, shall take all reasonable steps to protect the facilities from further damage, separate the damaged and undamaged facilities, put all the facilities in the best possible order, and promptly furnish to the Contracting Officer (and in any event within 30 days) a statement of—

(i) The facilities lost or damaged;

(ii) The time and origin of the loss or damage;

(iii) All known interests in commingled property of which the facilities are a part; and

(iv) Any insurance covering any part of or interest in such commingled property;

(2) The Contractor shall make such repairs, replacements, and renovations of the lost, destroyed, or damaged facilities, or take such other action as the Contracting Officer may direct in writing; and

(3) The Contractor shall perform its obligations under this paragraph (g) at Government expense, except to the extent that the Contractor is liable for such damage, destruction, or loss under the terms of this clause, and except as any damage, destruction, or loss is compensated by insurance.

(h) The Government is not obliged to replace or repair the facilities that have been lost, destroyed, or damaged. If the Government does not replace or repair the facilities, the right of the parties to an equitable adjustment in delivery or performance dates, price, or both, and in any other contractual condition of the related contracts affected shall be governed by the terms and conditions of those contracts.

(i) Except to the extent of any loss or destruction of, or damage to, the facilities for which the Contractor is relieved of liability, the facilities shall be returned to the Government or otherwise disposed of under the terms of this contract (1) in as good condition as when received by the Contractor, (2) improved, or (3) as required under the terms of this contract, less ordinary wear and tear.

(j) If the Contractor is in any way compensated (excepting proceeds from use and occupancy insurance, the cost of which is not borne directly or indirectly by the Government) for any loss or destruction of, or damage to, the facilities, the Contractor, as directed by the Contracting Officer, shall—

(1) Use the proceeds to repair, renovate, or replace the facilities involved; or

(2) Pay such proceeds to the Government.

(k) The Contractor shall do nothing to prejudice the Government’s right to recover against third parties for any loss or destruction of, or damage to, the facilities. Upon the request of the Contracting Officer, the Contractor shall furnish to the Government, at Government expense, all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery.

(End of clause)

(IF7121)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 67 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

I-305	52.245-9	USE AND CHARGES	AUG/2005

(a) Definitions. As used in this clause: Acquisition cost means the acquisition cost recorded in the Contractors property control system or, in the absence of such record, the value attributed by the Government to a Government property item for purposes of determining a reasonable rental charge.

Government property means all property owned by or leased to the Government or acquired by the Government under the terms of the contract. It includes both Government-furnished property and contractor-acquired property as defined in FAR 45.101. Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or equipment.

Rental period means the calendar period during which Government property is made available for nongovernmental purposes. Rental time means the number of hours, to the nearest whole hour, rented property is actually used for nongovernmental purposes. It includes time to set up the property for such purposes, perform required maintenance, and restore the property to its condition prior to rental (less normal wear and tear).

(b) Use of Government property. The Contractor may use the Government property without charge in the performance of

(1) Contracts with the Government that specifically authorize such use without charge;

(2) Subcontracts of any tier under Government prime contracts if the Contracting Officer having cognizance of the prime contract

(i) Approves a subcontract specifically authorizing such use; or

(ii) Otherwise authorizes such use in writing; and

(3) Other work, if the Contracting Officer specifically authorizes in writing use without charge for such work.

(c) Rental. If granted written permission by the Contracting Officer, or if it is specifically provided for in the Schedule, the Contractor may use the Government property (except material) for a rental fee for work other than that provided in paragraph (b) of this clause. Authorizing such use of the Government property does not waive any rights of the Government to terminate the Contractors right to use the Government property. The rental fee shall be determined in accordance with the following paragraphs.

(d) General.

(1) Rental requests shall be submitted to the Administrative Contracting Officer (ACO), identify the property for which rental is requested, propose a rental period, and compute an estimated rental charge by using the Contractors best estimate of rental time in the formulae described in paragraph (e) of this clause.

(2) The Contractor shall not use Government property for nongovernmental purposes, including Independent Research and Development, until a rental charge for real property, or estimated rental charge for other property, is agreed upon. Rented property shall be used only on a non-interference basis.

(e) Rental charge.

(1) Real property and associated fixtures.

(i) The Contractor shall obtain, at its expense, a property appraisal from an independent licensed, accredited, or certified appraiser that computes a monthly, daily, or hourly rental rate for comparable commercial property. The appraisal may be used to compute rentals under this clause throughout its effective period or, if an effective period is not stated in the appraisal, for one year following the date the appraisal was performed. The Contractor shall submit the appraisal to the ACO at least 30 days prior to the date the property is needed for nongovernmental use. Except as provided in paragraph (e)(1)(iii) of this clause, the ACO shall use the appraisal rental rate to determine a reasonable rental charge.

(ii) Rental charges shall be determined by multiplying the rental time by the appraisal rental rate expressed as a rate per hour. Monthly or daily appraisal rental rates shall be divided by 720 or 24, respectively, to determine an hourly rental rate.

(iii) When the ACO believes the appraisal rental rate is unreasonable, the ACO shall promptly notify the Contractor. The parties may agree on an alternative means for computing a reasonable rental charge.

(iv) The Contractor shall obtain, at its expense, additional property appraisals in the same manner as provided in paragraph (e)(1)(i) if the effective period has expired and the Contractor desires the continued use of property for nongovernmental use. The Contractor may obtain additional appraisals within the effective period of the current appraisal if the market prices decrease substantially.

(2) Other Government property. The Contractor may elect to compute the rental charge using the appraisal method described in paragraph (e)(1) of this clause subject to the constraints therein or the following formula in which rental time shall be expressed in increments of not less than one hour with portions of hours rounded to the next higher hour: The rental charge is calculated by multiplying 2 percent of the acquisition cost by the hours of rental time, and dividing by 720.

(3) Alternative methodology. The Contractor may request consideration of an alternative basis for computing the rental charge if it considers the monthly rental rate or a time-based rental unreasonable or impractical.

(f) Rental payments.

(1) Rent is due 60 days following completion of the rental period or as otherwise specified in the contract. The Contractor shall compute the rental due, and furnish records or other supporting data in sufficient detail to permit the ACO to verify the rental time and computation. Payment shall be made by check payable to the Treasurer of the United States and sent to the contract administration office identified in this contract, unless otherwise specified by the Contracting Officer.

(2) Interest will be charged if payment is not made by the date specified in paragraph (f)(1) of this clause. Interest will

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 68 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

accrue at the Renegotiation Board Interest Rate (published in the Federal Register semiannually on or about January 1st and July 1st) for the period in which the rent is due.

(3) The Governments acceptance of any rental payment under this clause, in whole or in part, shall not be construed as a waiver or relinquishment of any rights it may have against the Contractor stemming from the Contractors unauthorized use of Government property or any other failure to perform this contract according to its terms.

(g) Use revocation. At any time during the rental period, the Government may revoke nongovernmental use authorization and require the Contractor, at the Contractors expense, to return the property to the Government, restore the property to its pre-rental condition (less normal wear and tear), or both.

(h) Unauthorized use. The unauthorized use of Government property can subject a person to fines, imprisonment, or both, under 18 U.S.C. 641.

(End of clause)

(IF7007)

I-306	52.247-2	PERMITS, AUTHORITIES, OR FRANCHISES	JAN/1997

(a) The offeror certifies that the offeror does ( ), does not ( ), hold authorization from the Federal Highway Administration or other cognizant regulatory body. If authorization is held, it is as follows: CERTIFICATION TO BE DONE AS NEEDED AT TASK ORDER AWARD

(Name of regulatory body)

(Authorization No.) ***

(End of clause)

(IF7300)

I-307	52.247-19	STOPPING IN TRANSIST FOR PARTIAL UNLOADING	APR/1984

When multiple shipments are tendered at one time to the Contractor for movement from one origin to two or more consignees along the route between the origin and the last destination, the rate charged shall be the rate applicable to the aggregate weight, plus a charge of $ (TBD AT TASK ORDER AWARD) for each shipment unloaded at an intermediate point en route to the last destination.

(End of clause)

(IF7301)

I-308	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

(IF7016)

I-309	252.211-7006 DFARS	RADIO FREQUENCY IDENTIFICATION	MAY/2006

(a) Definitions. As used in this clause

Advance shipment notice means an electronic notification used to list the contents of a shipment of goods as well as additional information relating to the shipment, such as order information, product description, physical characteristics, type of packaging, marking, carrier information, and configuration of goods within the transportation equipment.

Bulk commodities means the following commodities, when shipped in rail tank cars, tanker trucks, trailers, other bulk wheeled conveyances, or pipelines:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 69 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(1) Sand.

(2) Gravel.

(3) Bulk liquids (water, chemicals, or petroleum products).

(4) Ready-mix concrete or similar construction materials.

(5) Coal or combustibles such as firewood.

(6) Agricultural products such as seeds, grains, or animal feed.

Case means either a MIL-STD-129 defined exterior container within a palletized unit load or a MIL-STD-129 defined individual shipping container.

Electronic Product Code (EPC) means an identification scheme for universally identifying physical objects via RFID tags and other means. The standardized EPC data consists of an EPC (or EPC identifier) that uniquely identifies an individual object, as well as an optional filter value when judged to be necessary to enable effective and efficient reading of the EPC tags. In addition to this standardized data, certain classes of EPC tags will allow user-defined data. The EPC tag data standards will define the length and position of this data, without defining its content.

EPCglobal means a joint venture between EAN International and the Uniform Code Council to establish and support the EPC network as the global standard for immediate, automatic, and accurate identification of any item in the supply chain of any company, in any industry, anywhere in the world.

Exterior container means a MIL-STD-129 defined container, bundle, or assembly that is sufficient by reason of material, design, and construction to protect unit packs and intermediate containers and their contents during shipment and storage. It can be a unit pack or a container with a combination of unit packs or intermediate containers. An exterior container may or may not be used as a shipping container.

Palletized unit load means a MIL-STD-129 defined quantity of items, packed or unpacked, arranged on a pallet in a specified manner and secured, strapped, or fastened on the pallet so that the whole palletized load is handled as a single unit. A palletized or skidded load is not considered to be a shipping container. A loaded 463L System pallet is not considered to be a palletized unit load. Refer to the Defense Transportation Regulation, DoD 4500.9-R, Part II, Chapter 203, for marking of 463L System pallets.

Passive RFID tag means a tag that reflects energy from the reader/interrogator or that receives and temporarily stores a small amount of energy from the reader/interrogator signal in order to generate the tag response.

(1) Until September 30, 2006, the acceptable tags are

(i) EPC Class 0 passive RFID tags that meet the EPCglobal Class 0 specification; and

(ii) EPC Class 1 passive RFID tags that meet the EPCglobal Class 1 specification. This includes both the Generation 1 and Generation 2 Class 1 specifications.

(2) Beginning October 1, 2006, the only acceptable tags are EPC Class 1 passive RFID tags that meet the EPCglobal Class 1 Generation 2 specification. Class 0 and Class 1 Generation 1 tags will no longer be accepted after September 30, 2006.

Radio Frequency Identification (RFID) means an automatic identification and data capture technology comprising one or more reader/interrogators and one or more radio frequency transponders in which data transfer is achieved by means of suitably modulated inductive or radiating electromagnetic carriers.

Shipping container means a MIL-STD-129 defined exterior container that meets carrier regulations and is of sufficient strength, by reason of material, design, and construction, to be shipped safely without further packing (e.g., wooden boxes or crates, fiber and metal drums, and corrugated and solid fiberboard boxes).

(b) (1) Except as provided in paragraph (b)(2) of this clause, the Contractor shall affix passive RFID tags, at the case and palletized unit load packaging levels, for shipments of items that

(i) Are in any of the following classes of supply, as defined in DoD 4140.1-R, DoD Supply Chain Materiel Management Regulation, AP1.1.11:

(A) Subclass of Class I Packaged operational rations.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 70 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(B) Class II Clothing, individual equipment, tentage, organizational tool kits, hand tools, and administrative and housekeeping supplies and equipment.

(C) Class IIIP Packaged petroleum, lubricants, oils, preservatives, chemicals, and additives.

(D) Class IV Construction and barrier materials.

(E) Class VI Personal demand items (non-military sales items).

(F) Subclass of Class VIII Medical materials (excluding pharmaceuticals, biologicals, and reagents).

(G) Class IX Repair parts and components including kits, assemblies and subassemblies, reparable and consumable items required for maintenance support of all equipment, excluding medical-peculiar repair parts; and

(ii) Are being shipped to any of the following locations:

(A) Defense Distribution Depot, Susquehanna, PA: DoDAAC W25G1U or SW3124.

(B) Defense Distribution Depot, San Joaquin, CA: DoDAAC W62G2T or SW3224.

(C) Defense Distribution Depot, Albany, GA: DoDAAC SW3121.

(D) Defense Distribution Depot, Anniston, AL: DoDAAC W31G1Z or SW3120.

(E) Defense Distribution Depot, Barstow, CA: DoDAAC SW3215.

(F) Defense Distribution Depot, Cherry Point, NC: DoDAAC SW3113.

(G) Defense Distribution Depot, Columbus, OH: DoDAAC SW0700.

(H) Defense Distribution Depot, Corpus Christi, TX: DoDAAC W45H08 or SW3222.

(I) Defense Distribution Depot, Hill, UT: DoDAAC SW3210.

(J) Defense Distribution Depot, Jacksonville, FL: DoDAAC SW3122.

(K) Defense Distribution Depot, Oklahoma City, OK: DoDAAC SW3211.

(L) Defense Distribution Depot, Norfolk, VA: DoDAAC SW3117.

(M) Defense Distribution Depot, Puget Sound, WA: DoDAAC SW3216.

(N) Defense Distribution Depot, Red River, TX: DoDAAC W45G19 or SW3227.

(O) Defense Distribution Depot, Richmond, VA: DoDAAC SW0400.

(P) Defense Distribution Depot, San Diego, CA: DoDAAC SW3218.

(Q) Defense Distribution Depot, Tobyhanna, PA: DoDAAC W25G1W or SW3114.

(R) Defense Distribution Depot, Warner Robins, GA: DoDAAC SW3119.

(S) Air Mobility Command Terminal, Charleston Air Force Base, Charleston, SC: Air Terminal Identifier Code CHS.

(T) Air Mobility Command Terminal, Naval Air Station, Norfolk, VA: Air Terminal Identifier Code NGU.

(U) Air Mobility Command Terminal, Travis Air Force Base, Fairfield, CA: Air Terminal Identifier Code SUU.

(2) Bulk commodities are excluded from the requirements of paragraph (b)(1) of this clause.

(c) The Contractor shall ensure that

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 71 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(1) The data encoded on each passive RFID tag are unique (i.e., the binary number is never repeated on any and all contracts) and conforms to the requirements in paragraph (d) of this clause;

(2) Each passive tag is readable; and

(3) The passive tag is affixed at the appropriate location on the specific level of packaging, in accordance with MIL-STD-129 (Section 4.9.2) tag placement specifications.

(d) Data syntax and standards. The Contractor shall encode an approved RFID tag using the instructions provided in the most recent EPC\’99 Tag Data Standards document, available at http://www.epcglobalinc.org/standards_technology/specifications.html.

(1) If the Contractor is an EPCglobal\’99 subscriber and possesses a unique EPC\’99 company prefix, the Contractor may use any of the identity types and encoding instructions described in the most recent EPC\’99 Tag Data Standards document to encode tags.

(2) If the Contractor chooses to employ the DoD Identity Type, the Contractor shall use its previously assigned Commercial and Government Entity (CAGE) Code and shall encode the tags in accordance with the tag identity type details located at http://www.acq.osd.mil/log/rfid/tag_data.htm. If the Contractor uses a third party packaging house to encode its tags, the CAGE code of the third party packaging house is acceptable.

(3) Regardless of the selected encoding scheme, the Contractor is responsible for ensuring that each tag contains a globally unique identifier.

(e) Receiving report. The Contractor shall electronically submit advance shipment notice(s) with the RFID tag identification (specified in paragraph (d) of this clause) in advance of the shipment in accordance with the procedures at http://www.acq.osd.mil/log/rfid/advance_shipment_ntc.htm.

(End of clause)

(IA7020)

I-310	252.216-7003 DFARS	ECONOMIC PRICE ADJUSTMENT-WAGE RATES OR MATERIAL PRICES CONTROLLED BY A FOREIGN GOVERNMENT	JUN/1997

(a) The Contractor represents that the prices set forth in this contract-

(1) Are based on the wage rate(s) or material price(s) established and controlled by the Government of (TBD AT TASK ORDER AWARD) (Offeror insert name of host country); and

***

(End of clause)

(IA7002)

I-311	252.225-7040 DFARS	CONTRACTOR PERSONNEL SUPPORTING A FORCE DEPLOYED OUTSIDE THE UNITED STATES - CLASS DEVIATION 2007-O0004	JUN/2006

(a) Definitions. As used in this clause

Combatant Commander means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.

Other military operations means a range of military force responses that can be projected to accomplish assigned tasks. Such operations may include one or a combination of the following: civic action, humanitarian assistance, civil affairs, and other military activities to develop positive relationships with other countries; confidence building and other measures to reduce military tensions; military presence; activities to convey messages to adversaries; military deceptions and psychological operations; quarantines, blockades, and harassment operations; raids; intervention operations; armed conflict involving air, land, maritime, and strategic warfare operations; support for law enforcement authorities to counter international criminal activities (terrorism, narcotics trafficking, slavery, and piracy); support for law enforcement authorities to suppress domestic rebellion; and support for insurgency, counterinsurgency, and civil war in foreign countries.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 72 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

Theater of operations means an area defined by the combatant commander for the conduct or support of specified operations.

(b) General.

(1) This clause applies when Contractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in

(i) Contingency operations;

(ii) Humanitarian or peacekeeping operations;

(iii) Other military operations; or

(iv) Military exercises designated by the Combatant Commander.

(2) Contract performance in support of U.S. Armed Forces deployed outside the United States may require work in dangerous or austere conditions. The Contractor accepts the risks associated with required contract performance in such operations.

(3) Contractor personnel are civilians accompanying the U.S. Armed Forces.

(i) Except as provided in paragraph (b) (3) (ii) of this clause, Contractor personnel are not authorized to use deadly force against enemy armed forces other than in self-defense.

(ii) Private security Contractor personnel are authorized to use deadly force only when necessary to execute their security mission to protect assets/persons, consistent with the mission statement contained in their contract.

(iii) Civilians who accompany the U.S. Armed Forces lose their law of war protection from direct attack if and for such time as they take a direct part in hostilities.

(4) Service performed by Contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c) Support.

(1) (i) The Combatant Commander will develop a security plan for protection of Contractor personnel in locations where there is not sufficient or legitimate civil authority, when the Combatant Commander decides it is in the interests of the Government to provide security because

(A) The Contractor cannot obtain effective security services;

(B) Effective security services are unavailable at a reasonable cost; or

(C) Threat conditions necessitate security through military means.

(ii) The Contracting Officer shall include in the contract the level of protection to be provided to Contractor personnel.

(iii) In appropriate cases, the Combatant Commander may provide security through military means, commensurate with the level of security provided DoD civilians.

(2) (i) Generally, all Contractor personnel authorized to accompany the U.S. Armed Forces in the theater of operations may be provided resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.

(ii) When the Government provides medical treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

(iii) Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 73 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(3) Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theater of operations under this contract.

(4) Contractor personnel must have a letter of authorization issued by the Contracting Officer in order to process through a deployment center or to travel to, from, or within the theater of operations. The letter of authorization also will identify any additional authorizations, privileges, or Government support that Contractor personnel are entitled to under this contract.

(d) Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel authorized to accompany U.S. Armed Forces deployed outside the United States as specified in paragraph (b) (1) of this clause are familiar with and comply with, all applicable

(1) United States, host country, and third country national laws;

(2) Treaties and international agreements;

(3) United States regulations, directives, instructions, policies, and procedures; and

(4) Orders, directives, and instructions issued by the Combatant Commander, including those relating to force protection, security, health, safety, or relations and interaction with local nationals.

(e) Pre-deployment requirements. (1) The Contractor shall ensure that the following requirements are met prior to deploying personnel in support of U.S. Armed Forces. Specific requirements for each category may be specified in the statement of work or elsewhere in the contract.

(i) All required security and background checks are complete and acceptable.

(ii) All deploying personnel meet the minimum medical screening requirements and have received all required immunizations as specified in the contract. The Government will provide, at no cost to the Contractor, any theater-specific immunizations and/or medications not available to the general public.

(iii) Deploying personnel have all necessary passports, visas, and other documents required to enter and exit a theater of operations and have a Geneva Conventions identification card, or other appropriate DoD identity credential, from the deployment center. Any Common Access Card issued to deploying personnel shall contain the access permissions allowed by the letter of authorization issued in accordance with paragraph (c) (4) of this clause.

(iv) Special area, country, and theater clearance is obtained for personnel. Clearance requirements are in DoD Directive 4500.54, Official Temporary Duty Abroad, and DoD 4500.54-G, DoD Foreign Clearance Guide. Contractor personnel are considered non-DoD personnel traveling under DoD sponsorship.

(v) All personnel have received personal security training. At a minimum, the training shall

(A) Cover safety and security issues facing employees overseas;

(B) Identify safety and security contingency planning activities; and

(C) Identify ways to utilize safety and security personnel and other resources appropriately.

(vi) All personnel have received isolated personnel training, if specified in the contract.

(2) The Contractor shall notify all personnel who are not a host country national, or who are not ordinarily resident in the host country, that

(i) Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States in accordance with the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3621, et seq.);

(ii) Pursuant to the War Crimes Act (18 U.S.C. 2441), Federal criminal jurisdiction also extends to conduct that is determined to constitute a violation of the law of war when committed by a civilian national of the United States;

(iii) Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 74 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

of U.S. diplomatic, consular, military or other U.S. Government missions outside the United States (18 U.S.C. 7(9)); and

(iv) When there is a formal declaration of war by Congress, Contractor personnel authorized to accompany U.S. Armed Forces may be subject to prosecution under the Uniform Code of Military Justice.

(f) Processing and departure points. Deployed Contractor personnel shall

(1) Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of Contractor personnel and to ensure that all deployment requirements are met, including the requirements specified in paragraph (e) (1) of this clause;

(2) Use the point of departure and transportation mode directed by the Contracting Officer; and

(3) Process through a Joint Reception Center (JRC) upon arrival at the deployed location. The JRC will validate personnel accountability, ensure that specific theater of operations entrance requirements are met, and brief Contractor personnel on theater-specific policies and procedures.

(g) Personnel data.

(1) In accordance with DoD Instruction 3020.41, Contractor Personnel Authorized to Accompany the U.S. Armed Forces, the Contractor shall enter before deployment, or if already in the designated operational area, enter upon becoming an employee under the contract, and maintain current data, including departure data, for all Contractor personnel that are authorized to accompany U.S. Armed Forces deployed outside the United States as specified in paragraph (b) (1) of this clause. This automated web-based system to use for this effort is the Synchronized Predeployment and Operational Tracker (SPOT) (For information on how to register and enter data into this system, go to http://www.dod.mil/bta/products/spot.html).

(2) The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive this data card.

(h) Contractor personnel.

(1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any Contractor personnel who jeopardize or interfere with mission accomplishment or who fail to comply with or violate applicable requirements of this clause. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause.

(2) The Contractor shall have a plan on file showing how the Contractor would replace employees who are unavailable for deployment or who need to be replaced during deployment. The Contractor shall keep this plan current and shall provide a copy to the Contracting Officer upon request. The plan shall

(i) Identify all personnel who are subject to military mobilization;

(ii) Detail how the position would be filled if the individual were mobilized; and

(iii) Identify all personnel who occupy a position that the Contracting Officer has designated as mission essential.

(i) Military clothing and protective equipment.

(1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, Contractor personnel must

(i) Wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures; and

(ii) Carry the written authorization with them at all times.

(2) Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(3) The deployment center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of Contractor personnel.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 75 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(4) The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting Officer.

(j) Weapons.

(1) If the Contractor requests that its personnel performing in the theater of operations be authorized to carry weapons, the request shall be made through the Contracting Officer to the Combatant Commander, in accordance with DoD Instruction 3020.41, paragraph 6.3.4.1 or, if the contract is for security services, paragraph 6.3.5.3. The Combatant Commander will determine whether to authorize in-theater Contractor personnel to carry weapons and what weapons and ammunition will be allowed.

(2) If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons

(i) The Contracting Officer may authorize the Contractor to issue Contractor-owned weapons and ammunition to specified employees; or

(ii) The [Contracting Officer to specify the appropriate individual, e.g., Contracting Officers Representative, Regional Security Officer] may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified Contractor employees.

(3) The Contractor shall ensure that its personnel who are authorized to carry weapons

(i) Are adequately trained to carry and use them

(A) Safely;

(B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable agency policies, agreements, rules, regulations, and other applicable law;

(ii) Are not barred from possession of a firearm by 18 U.S.C. 922; and

(iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

(4) Whether or not weapons are Government-furnished, all liability for the use of any weapon by Contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(5) Upon redeployment or revocation by the Combatant Commander of the Contractors authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(k) Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations.

(l) Purchase of scarce goods and services. If the Combatant Commander has established an organization for the theater of operations whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer.

(m) Evacuation.

(1) If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national Contractor personnel.

(2) In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract.

(n) Next of kin notification and personnel recovery.

(1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is isolated, missing, detained, captured, or abducted.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 76 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(2) In the case of isolated, missing, detained, captured, or abducted Contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

(o) Mortuary affairs. Mortuary affairs for Contractor personnel who die while accompanying the U.S. Armed Forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

(p) Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in the place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes clause of this contract.

(q) Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts when subcontractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in

(1) Contingency operations;

(2) Humanitarian or peacekeeping operations;

(3) Other military operations; or

(4) Military exercises designated by the Combatant Commander.

(End of clause)

(IA7200)

I-312	252.243-7002 DFARS	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998

***

(b) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

(Official’s Name)

(Title)
**

(End of clause)

(IA7035)

I-313	252.244-7000 DFARS	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	JAN/2007

In addition to the clauses listed in paragraph (c) of the Subcontracts for Commercial Items clause of this contract (Federal Acquisition Regulation 52.244-6), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I

(10 U.S.C. 2241 note).

252.247-7023 Transportation of Supplies by Sea (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C. 2631).

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 77 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(End of clause)

(IA7745)

I-314	52.201-4500	AUTHORITY OF GOVERNMENT REPRESENTATIVE	FEB/1993
LOCAL

The Contractor is advised that contract changes, such as engineering changes, will be authorized only by the Contracting Officer or his representative in accordance with the terms of the contract. No other Government representative, whether in the act of technical supervision or administration, is authorized to make any commitment to the Contractor or to instruct the Contractor to perform or terminate any work, or to incur any obligation. Project Engineers, Technical Supervisors and other groups are not authorized to make or otherwise direct changes which in any way affect the contractual relationship of the Government and the Contractor.

(End of clause)

(IS7025)

I-315	52.216-4592	TASK AND DELIVERY ORDER OMBUDSMAN	MAR/2006
LOCAL

(a) An ombudsman has been appointed to hear and facilitate the resolution of concerns from offerors regarding fair opportunity to be considered for task and/or delivery orders under multiple award contracts. When requested, the ombudsman will maintain strict confidentiality as to the source of the concern. The existence of the ombudsman does not affect the authority of the contracting officer, source selection official or program manager. Further, the ombudsman does not participate in the evaluation of proposals, the source selection process, or the adjudication of protests or formal contract disputes. The ombudsman may refer the party to another official who can resolve the concern.

(b) Before consulting with an ombudsman, interested parties must first address their concerns, issues, disagreements, and/or recommendations to the contracting officer for resolution. Consulting an ombudsman does not alter or postpone the timelines for any other processes (e.g., agency level bid protests, GAO bid protests, requests for debriefings).

(c) If resolution cannot be made by the contracting officer, concerned parties may contact the appointed task and delivery order ombudsman [Mr. Greg Kwinski, HQ, Army Sustainment Command, ATTN: AMSAS-GC/Kwinski, Rock Island, IL, 61299, Telephone: (309)782- 3584, Facsimile: (309)782- 8469, E-Mail: greg.kwinski@us.army.mil].

(d) The ombudsman has no authority to render a decision that binds the agency.

(e) Do not contact the ombudsman to request copies of the solicitation, verify offer due date, or clarify technical requirements. Such inquiries shall be directed to the Contracting Officer.

(End of clause)

(IS7080)

I-316	252.219-7012	DOD MENTOR-PROTEGE PROGRAM	NOV/2005

a. This clause does not apply to small business concerns.

b. Utilization of the Pilot Mentor-Protege Program is encouraged. Under the Program, eligible companies approved as mentor firms enter into a mentor-protege agreement with eligible protege firms. The goal of the program is to provide appropriate developmental assistance to enhance the capabilities of the protege firm. The Mentor firm may be eligible for cost reimbursement or credit against their applicable subcontracting goals.

c. Mentor firms are encouraged to identify and select concerns that are defined as emerging small disadvantaged business, women-owned small business, HUBZone small business, service-disabled veteran-owned small business, or an eligible entity employing the severely disabled.

d. Full details of the program are located at http://www.acq.osd.mil/sadbu/mentor_protege/, http://sellingtoarmy.info/, DFARS Appendix I, and DFARS Subpart 219.71, “Pilot Mentor-Protege Program.”

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 78 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

(End of clause)

(IS7100)

I-317	52.229-4562	CALIFORNIA SALES AND USE TAX NOTICE (AL 92-1)	MAY/1992
LOCAL

If this contract contains either the clause at FAR 52.245-2, Government Property (Fixed-Price Contracts), or 52.245-5, Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts), California sales tax on the purchase of any tangible personal property for the performance of this contract is not an allowable cost. Such purchases can be made tax-free by giving California vendors resale certificates, the form for which is prescribed by California tax authorities. This California sales tax exemption does not apply to the purchase of any property to be incorporated into real property located in California.

(End of clause)

(IS7002)

I-318	52.245-4527	CENTRALLY REPORTABLE INDUSTRIAL PLANT EQUIPMENT	NOV/1992
LOCAL

(a) The Contractor shall prepare a DD Form 1342 (Appendix F, F200.1342) for each item of equipment identified as industrial plant equipment (IPE), including items which are a part of a manufacturing system or components of special test equipment. The forms will be prepared in accordance with instructions contained in AR 700 43/NAVSUP PUB 5009/AFM 78 1/DSAM 4214 1. The DD Form 1342 prepared at the time IPE is no longer required for the purpose authorized or provided shall reflect all changes in data not previously reported to the Defense General Supply Center (DGSC). The Contractor shall retain the original of each DD Form 1342 which may be used as the official property record. Copies of the DD Form 1342 shall be forwarded directly to DGSC through the property administrator. Each DD Form 1342 will be prepared and forwarded within 15 days after the event which created the need for its preparation and forwarding. AR 700 43/NAVSUP PUB 5009/AFM 78 1/DSAM 4315.1 is available from the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402.

(b) IPE is identified by noun name in joint DOD IPE handbooks as listed in 12 312. Additional handbooks and page changes to existing handbooks, with asterisks denoting additions to the IPE scope, shall be published as required. Reporting of newly listed items which are in the possession of the contractor shall be accomplished within 180 days following the date of the new handbook or the page change.

(End of clause)

(IS7034)

I-319	52.245-4534	REQUEST FOR USE OF ACCOUNTABLE PROPERTY	NOV/1992
LOCAL

(a) The Contractor agrees that any request for use of accountable property is at no direct cost to the Government.

(b) Any request for use of accountable property must identify the prime solicitation or contract number (if you are a subcontractor then include your subcontract number and the prime contractor’s name, address and prime solicitation or prime contract number), the item, quantity, period of use and the agency, the Contracting Officer’s name, address and phone number of the prime solicitation or prime contract for which use is requested. If you are a subcontractor then you should obtain this information from your prime contractor well in advance of any request for use of accountable property.

(End of clause)

(IS7040)

I-320	52.245-4569	FORCE PROTECTION COSTS	FEB/2004
LOCAL

Contractors shall ensure that costs associated with force protection are incorporated into normal operating or overhead costs for all contracts awarded as of 1 October 2005 (Fiscal Year 2006).

(End of clause)

(IS7050)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 79 of 79
	PIIN/SIIN W52P1J-07-D-0007	MOD/AMD
Name of Offeror or Contractor: DYNCORP INTERNATIONAL LLC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0001	LIST OF CDRLS
Attachment 0002	CONSTRUCTION FAR CLAUSE 4		052
Attachment 0003	CONSTRUCTION FAR CLAUSE 5		056
Attachment 0004	CONSTRUCTION FAR CLAUSE 6		056
Attachment 0005	CONSTRUCTION FAR CLAUSE 7		043
Attachment 0006	CONSTRUCTION FAR CLAUSE 8		041
Attachment 0007	CONSTRUCTION DFAR CLAUSE 1		032
Attachment 0008	CONSTRUCTION DESIGN BUILD		008
Attachment 0009	CONSTRUCTION SPECIAL CLAUSES AND SPECS		129
Attachment 0010	CONSTRUCTION SPECS 4		002
Attachment 0011	CONSTRUCTION REFERENCES		040
Attachment 0012	CONSTRUCTION SAFETY AND HEALTH		019
Attachment 0013	CONSTRUCTION UFO SPECS 1		010
Attachment 0014	CONSTRUCTION UFO SPECS 2		025
Attachment 0015	CONSTRUCTION UFO QUALITY 1		016
Attachment 0016	CONSTRUCTION UFO SPECS 3		004
Attachment 0017	SEC ARMY MEMO ON CONTRACTOR MANPOWER REPORTING		006
Attachment 0018	CONSTRUCTION FAR CLAUSE 1		047
Attachment 0019	CONSTRUCTION FAR CLAUSE 2		039
Attachment 0020	CONSTRUCTION SPECS 3		013
Attachment 0021	CONSTRUCTION SPECS 2		053
Attachment 0022	CONSTRUCTION FAR CLAUSE 3
Attachment 0023	PROPOSAL PERFORMANCE EXAMPLES		001
Attachment 0024	SMALL BUSINESS SUBCONTRACTING REPORT